As filed with the Securities and Exchange Commission on April 17, 2013

Registration File No. 333-180813 Registration File No. 811-22066

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2 (Check appropriate box or boxes)
[X]	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[ ]	Pre-Effective Amendment No. ___
[ ]	Post-Effective Amendment No. ___
and
[X]	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X]	Amendment No. 10

Cornerstone Progressive Return Fund

Exact Name of Registrant as Specified in Charter

200A Executive Drive, Edgewood, NY 11717

Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

Registrant’s Telephone Number, including Area Code (866) 668-6558

Frank J. Maresca – c/o AST Fund Solutions, LLC, 200A Executive Drive, Edgewood, NY 11717

Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies of Communications to:

Thomas R. Westle, Esquire
Blank Rome LLP
405 Lexington Avenue
New York, New York 10174

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box …. [   ]

It is proposed that this filing will become effective (check appropriate box)

[X] when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Shares	180,506	$5.54	$1,000,003	$136.40

(1)
Estimated solely for the purpose of calculating fee as required by Rule 457(o) under the Securities Act of 1933 based upon the closing price reported on the New York Stock Exchange consolidated reporting system of $6.15 on April 12, 2013.

Pursuant to Rule 473 under the Securities Act of 1933, as amended, the Registrant hereby amends the Registration Statement to delay its effective date until the Registrant shall file a further amendment that specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

Cornerstone Progressive Return Fund
____ Rights for ____ Shares of Beneficial Interest
_________________________

Cornerstone Progressive Return Fund (the “Fund”) is issuing non-transferable rights (“Rights”) to its holders of record of shares of beneficial interest (“Shares”) (such holders hereinafter referred to as “Shareholders” and the shares of beneficial interest, the “Shares”).  These Rights will allow Shareholders to subscribe for new Shares.  For every three (3) Rights a Shareholder receives, such Shareholder will be entitled to buy one (1) new Share.  Each Shareholder will receive one Right for each outstanding Share it owns on ___, 2013 (the “Record Date”).  Fractional Shares will not be issued upon the exercise of the Rights.  Accordingly, the number of Rights to be issued to a Shareholder on the Record Date will be rounded up to the nearest whole number of Rights evenly divisible by three.  Shareholders on the Record Date may purchase Shares not acquired by other Shareholders in this Rights offering (the “Offering”), subject to certain limitations discussed in this Prospectus.  Additionally, if there are not enough unsubscribed Shares to honor all over-subscription requests, the Fund may, in its sole discretion, issue additional Shares up to 100% of the Shares available in the Offering to honor oversubscription requests.  See “The Offering” below.

The Rights are non-transferable, and may not be purchased or sold.  Rights will expire without residual value at the Expiration Date (defined below).  The Rights will not be listed for trading on the NYSE MKT LLC (“NYSE MKT”), and there will not be any market for trading Rights.  The Shares to be issued pursuant to the Offering will be listed for trading on the NYSE MKT, subject to the NYSE MKT being officially notified of the issuance of those Shares.  On ___, 2013, the last reported net asset value (“NAV”) per Share was $___ and the last reported sales price per Share on the NYSE MKT was $___, which represents a ___ premium to the Fund’s NAV per Share.  The subscription price per Share (the “Subscription Price”) will be the greater of (i) 107% of NAV per Share as calculated at the close of trading on the date of expiration of the Offering and (ii) 90% of the market price per Share at such time.  The considerable number of Shares that may be issued as a result of the Offering may cause the premium above NAV at which the Fund’s Shares are currently trading to decline, especially if Shareholders exercising the Rights attempt to sell sizeable numbers of Shares immediately after such issuance.

SHAREHOLDERS WHO CHOOSE TO EXERCISE THEIR RIGHTS WILL NOT KNOW THE SUBSCRIPTION PRICE PER SHARE AT THE TIME THEY EXERCISE SUCH RIGHTS BECAUSE THE OFFERING WILL EXPIRE (I.E., CLOSE) PRIOR TO THE AVAILABILITY OF THE FUND’S NAV AND OTHER RELEVANT MARKET INFORMATION ON THE EXPIRATION DATE.  ONCE A SHAREHOLDER SUBSCRIBES FOR SHARES AND THE FUND RECEIVES PAYMENT, SUCH SHAREHOLDER WILL NOT BE ABLE TO CHANGE HIS, HER OR ITS DECISION.  THE OFFERING WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ___, 2013 (THE “EXPIRATION DATE”), UNLESS EXTENDED, AS DISCUSSED IN THIS PROSPECTUS.

The Fund is a diversified, closed-end management investment company.  The Fund’s investment objective is to provide total return.  The Fund seeks to achieve its investment objective by investing primarily in the equity securities of U.S. and non-U.S. companies.  There can be no assurance that the Fund’s objective will be achieved.

For more information, please call AST Fund Solutions, LLC (the “Information Agent”) toll-free at (800) 581-4001.

Investing in the Fund involves risks.  See “Risk Factors” on page ___ of this prospectus.

	Estimated Subscription Price(1)	Estimated Sales Load	Estimated Proceeds to the Fund(2)
Per Share	$____	None	$____
Total	$____	None	$____
____________________________

(1)
Because the Subscription Price will not be determined until after printing and distribution of this prospectus, the “Estimated Subscription Price” above is an estimate of the subscription price based on the Fund’s per-Share NAV and market price at the close of trading on ___, 2013.  See “The Offering - Subscription Price” and “The Offering - Payment for Shares.”

(2)
Proceeds to the Fund are before deduction of expenses incurred by the Fund in connection with the Offering, estimated to be approximately $115,000.  Funds received prior to the final due date of the Offering will be deposited in a segregated account pending allocation and distribution of Shares.  Interest, if any, on subscription monies will be paid to the Fund regardless of whether Shares are issued by the Fund; interest will not be used as credit toward the purchase of Shares.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is ___, 2013.
(continued on following page)

(continued from previous page)

The Fund’s Shares are listed on the NYSE MKT under the ticker symbol “CFP.”

Investment Adviser.  Cornerstone Advisors, Inc. (the “Adviser”) acts as the Fund’s investment adviser. See “Management of the Fund.”  As of March 31, 2013, the Adviser managed two other closed-end funds with combined assets under management, together with the Fund, of approximately $282.2 million.  The Adviser’s address is 1075 Hendersonville Road, Suite 250, Asheville, North Carolina, 28803.

This prospectus sets forth concisely the information about the Fund that you should know before deciding whether to invest in the Fund.  A Statement of Additional Information, dated ___, 2013 (the “Statement of Additional Information”), and other materials, containing additional information about the Fund, have been filed with the Securities and Exchange Commission (the “SEC”).  The Statement of Additional Information is incorporated by reference in its entirety into this prospectus, which means it is considered to be part of this prospectus.  You may obtain a free copy of the Statement of Additional Information, the table of contents of which is on page ___ of this prospectus, and other information filed with the SEC, by calling toll-free (800) 581-4001, by writing to the Fund c/o AST Fund Solutions, LLC, 200A Executive Drive, Edgewood, NY 11717, or by visiting the Fund’s website at www.cornerstoneprogressivereturnfund.com.  The Fund files annual and semi-annual shareholder reports, proxy statements and other information with the SEC.  You can obtain this information or the Fund’s Statement of Additional Information or any information regarding the Fund filed with the SEC from the SEC’s website (http://www.sec.gov).

The Fund’s Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any governmental agency.

ii

You should rely only on the information contained or incorporated by reference in this prospectus. We have not authorized anyone to provide you with different information. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The information contained in this prospectus is accurate only as of the date of this prospectus. The Fund will amend this prospectus if, during the period this prospectus is required to be delivered, there are any material changes to the facts stated in this prospectus subsequent to the date of this prospectus.

TABLE OF CONTENTS

SUMMARY	4
SUMMARY OF FUND EXPENSES	16
THE FUND	16
THE OFFERING	16
FINANCIAL HIGHLIGHTS	25
USE OF PROCEEDS	26
INVESTMENT OBJECTIVE AND POLICIES	26
RISK FACTORS	35
LISTING OF SHARES	40
MANAGEMENT OF THE FUND	41
DETERMINATION OF NET ASSET VALUE	43
DISTRIBUTION POLICY	44
DISTRIBUTION REINVESTMENT PLAN	46
FEDERAL INCOME TAX MATTERS	48
DESCRIPTION OF CAPITAL STRUCTURE	51
LEGAL MATTERS	54
REPORTS TO SHAREHOLDERS	54
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	55
ADDITIONAL INFORMATION	55
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	56
THE FUND’S PRIVACY POLICY	57

iii

SUMMARY

This summary does not contain all of the information that you should consider before investing in the Fund.  You should review the more detailed information contained or incorporated by reference in this prospectus and in the Statement of Additional Information, particularly the information set forth under the heading “Risk Factors.”

The Fund
Cornerstone Progressive Return Fund is a diversified, closed-end management investment company.  The Fund is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of the State of Delaware on April 26, 2007.  The Fund commenced investment operations on September 10, 2007.  The Fund’s shares of beneficial interest (“Shares”) are traded on the NYSE MKT under the ticker symbol “CFP.”  As of March 31, 2013, the Fund had 25,139,756 Shares issued and outstanding.

The Offering
The Fund is offering non-transferable rights (“Rights”) to Shareholders as of the close of business on ____, 2013.  These Rights will allow Shareholders to subscribe for an aggregate of _____ Shares.  For every three (3) Rights a Shareholder receives, such Shareholder will be entitled to buy one (1) new Share at a subscription price equal to the greater of (i) 107% of NAV of the Shares as calculated on the Expiration Date and (ii) 90% of the market price at the close of trading on such date.  Each Shareholder will receive one Right for each outstanding Share he or she owns on the Record Date (the “Basic Subscription”).  Fractional Shares will not be issued upon the exercise of the Rights.  Accordingly, the number of Rights to be issued to a Shareholder as of the Record Date will be rounded up to the nearest whole number of Rights evenly divisible by three.  Shareholders as of the Record Date may purchase Shares not acquired by other Shareholders in this Rights offering (the “Offering”), subject to certain limitations discussed in this prospectus.  Additionally, if there are not enough unsubscribed Shares to honor all over-subscription requests, the Fund may, in its discretion, issue additional Shares up to 100% of the Shares available in the Offering to honor oversubscription requests.
Shares will be issued within the 21-day period immediately following the record date of the Fund’s monthly’s distribution and Shareholders exercising rights will not be entitled to receive such distribution with respect to the Shares issued pursuant to such exercise.

The Fund previously conducted a rights offering that expired on June 22, 2012 (the “2012 Offering”) and included terms and conditions similar to the Offering.  Pursuant to the 2012 Offering, which was fully subscribed, the Fund issued 8,817,593 Shares (3,558,890 Shares of which were Over-Allotment Shares) at a subscription price of $5.08 per Share, for a total offering of approximately $44.7 million.

Prior to the 2012 Offering, the Fund conducted a rights offering that expired on May 6, 2011 (the “2011 Offering”) and included terms and conditions similar to the Offering and the 2012 Offering.  Pursuant to the 2011 Offering, which was fully-subscribed, the Fund issued 6,254,468 Shares (3,127,234 Shares of which were Over-Allotment Shares) at a subscription price of $6.49 per Share, for a total offering of approximately $40.5 million.

Purpose of the Offering
The Board of Trustees of the Fund has determined that it would be in the best interests of the Fund and the Shareholders to increase the assets of the Fund. The primary reasons include:

• The Basic Subscription will provide existing Shareholders an opportunity to purchase additional Shares at a price that is potentially below market value without incurring any commission or transaction charges.

• Raising more cash will better position the Fund to take advantage of investment opportunities that exist or may arise.

• Increasing the Fund’s assets will provide the Fund additional flexibility in maintaining the Fund’s distribution policy (the “Distribution Policy”) (see discussion below).  This policy permits Shareholders to receive a predictable level of cash flow and some liquidity periodically with respect to their Shares without having to sell Shares.

• Increasing Fund assets may lower the Fund’s expenses as a proportion of net assets because the Fund’s fixed costs would be spread over a larger asset base.  There can be no assurance that by increasing the size of the Fund, the Fund’s expense ratio will be lowered.

• Because the Offering will increase the Fund’s outstanding Shares, it may increase the number of Shareholders over the long term, which could increase the level of market interest in and visibility of the Fund and improve the trading liquidity of the Shares on the NYSE MKT.

• The Offering is expected to be anti-dilutive to all Shareholders, including those electing not to participate, because the estimated expenses incurred for the Offering will be more than offset by the increase in the net assets of the Fund such that non- participating Shareholders will receive an increase in their net asset value, so long as the number of Shares issued to participating Shareholders is not materially less than a full exercise of the Basic Subscription amount.

Investment Objective and Policies
The Fund’s investment objective is to provide total return.  The Fund pursues its investment objective through investing primarily in the equity securities of U.S. and non-U.S. companies.  The Fund invests primarily all of its assets in equity securities of U.S. issuers, non-U.S. issuers whose securities trade on a U.S. securities exchange or over the counter or as ADRs or other forms of depositary receipts, such as IDRs, which trade in the United States, closed-end investment companies and ETFs. The Fund pursues current income, as a component of total return, by investing in dividend-paying equity securities and U.S. dollar-denominated debt securities.

There is no assurance that the Fund will achieve its investment objective.  The Fund’s investment objective is a non-fundamental policy, which means that it may be changed by the Board of Trustees without Shareholder approval if the Board believes that it is in the best interests of the Fund and the Shareholders to do so. Some of the Fund’s investment policies are considered fundamental policies and may not be changed without Shareholder approval. The Statement of Additional Information contains a list of the fundamental and non-fundamental investment policies of the Fund under the heading “Investment Restrictions.”

During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its net assets in cash or cash equivalents.

Investment Strategies
Under normal market conditions, the Fund’s portfolio consists principally of the equity securities of U.S. and non-U.S. companies.  Equity securities in which the Fund may invest include common and preferred stocks, closed-end investment companies, convertible securities, warrants and other securities having the characteristics of common stocks, such as American Depositary Receipts (“ADRs”) and International Depositary Receipts (“IDRs”), and exchange-traded funds (“ETFs”).

The Fund may invest without limitation in other closed-end investment companies and ETFs, provided that the Fund limits its investment in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.  As a stockholder in any investment company, the Fund will bear its ratable share of the investment company’s expenses and would remain subject to payment of the Fund’s advisory and administrative fees with respect to the assets so invested.

The Fund may invest a portion of its assets in U.S. dollar-denominated debt securities when the Adviser believes that it is appropriate to do so to earn current income.  For example, when interest rates are high in comparison to anticipated returns on equity investments, the Adviser may determine to invest in U.S. dollar-denominated debt securities.  Debt securities in which the Fund may invest include U.S. dollar-denominated bank, corporate or government bonds, notes, and debentures of any maturity determined by the Adviser to be suitable for investment by the Fund.  The Fund may invest in the securities of issuers that it determines to be suitable for investment by the Fund regardless of their rating; provided, however, that the Fund may not invest directly in debt securities that are determined by the Adviser to be rated below “BBB” by Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies (“S&P”) or “Baa” by Moody’s Investor Services, Inc. (“Moody’s”), commonly referred to as “junk bonds.”

In determining which securities to buy for the Fund’s portfolio, the Adviser uses a balanced approach, including “value” and “growth” investing by seeking out companies at reasonable prices, without regard to sector or industry, which demonstrate favorable long-term growth characteristics. Valuation and growth characteristics may be considered for purposes of selecting potential investment securities. In general, valuation analysis is used to determine the inherent value of the company by analyzing financial information such as a company’s price to book, price to sales, return on equity, and return on assets ratios; and growth analysis is used to determine a company’s potential for long-term dividends and earnings growth due to market-oriented factors such as growing market share, the launch of new products or services, the strength of its management and market demand. Fluctuations in these characteristics may trigger trading decisions to be made by the Adviser.

To comply with provisions of the 1940 Act, on any matter upon which the Fund is solicited to vote as a shareholder in an investment company in which it invests, the Adviser votes such shares in the same general proportion as shares held by other shareholders of that investment company.  The Fund does not and will not invest in any other closed-end funds managed by the Adviser.

Generally, securities will be purchased or sold by the Fund on national securities exchanges and in the over-the-counter market. From time to time, securities may be purchased or sold in private transactions, including securities that are not publicly traded or that are otherwise illiquid. The Adviser does not expect investments in illiquid securities to comprise more than 10% of the Fund’s net assets (determined at the time the investment is made). The Fund will invest only in illiquid securities that the Adviser believes provide opportunities for substantial growth over a period of two to five years.

The Fund may invest up to 15% of its assets in illiquid U.S. and non-U.S. securities, provided that the Fund may not invest more than 3% of the Fund’s assets in the securities of companies that, at the time of investment, had less than a year of operations, including operations of predecessor companies.  The Fund will invest only in such illiquid securities that, in the opinion of the Adviser, present opportunities for substantial growth over a period of two to five years.

The Fund may, without limitation, hold cash or invest in assets in money market instruments, including U.S. and non-U.S. government securities, high grade commercial paper and certificates of deposit and bankers’ acceptances issued by U.S. and non-U.S. banks having deposits of at least $500 million.

Investment Adviser and Fee
Cornerstone Advisors, Inc. (the “Adviser”), the investment adviser of the Fund, is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended. As of March 31, 2013, the Adviser managed two other closed-end funds with combined assets under management, together with the Fund, of approximately $282.2 million.

The Adviser is entitled to receive a monthly fee at the annual rate of 1.00% of the Fund’s average weekly net assets. See “Management of the Fund.”

Administrator
AST Fund Solutions, LLC (“AFS”), 200A Executive Drive, Edgewood, NY 11717 serves as administrator to the Fund.  Under the administration agreement with the Fund, AFS is responsible for generally managing the administrative affairs of the Fund, including supervising the preparation of reports to Shareholders, reports to and filings with the SEC and materials for meetings of the Board, and is entitled to receive a monthly fee at the annual rate of 0.075% of the Fund’s average daily net assets, subject to a minimum annual fee of $50,000.  See “Management of the Fund.”

Fund Accounting Agent
Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, serves as accounting agent to the Fund.  Under the Fund Accounting Agreement, Ultimus is responsible for calculating the net asset value per share and maintaining the financial books and records of the Fund.  For the performance of these services, Ultimus is entitled to receive a base fee of $2,500 per month plus an asset based fee of 0.01% of the first $500 million of average daily net assets and 0.005% of such assets in excess of $500 million.  See “Management of the Fund.”

Closed-End Fund Structure
Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds do not redeem their shares at the option of the shareholder and generally list their shares for trading on a securities exchange. By comparison, mutual funds issue securities that are redeemable daily at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objectives and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in the employment of financial leverage and in the ability to make certain types of investments, including investments in illiquid securities.

Although the Fund’s Shares have frequently traded at a premium to its net asset value during the past several years, shares of closed-end funds frequently trade at a discount from their net asset value. In recognition of the possibility that the Shares might trade at a discount to net asset value and that any such discount may not be in the interest of Shareholders, the Fund’s Board of Trustees, in consultation with the Adviser, may, from time to time, review possible actions to reduce any such discount, including considering open market repurchases or tender offers for the Fund’s Shares. There can be no assurance that the Board of Trustees will decide to undertake any of these actions or that, if undertaken, such actions would result in the Shares trading at a price equal to or close to net asset value per Share.

In addition, the Distribution Policy may continue to be an effective action to counter a trading discount.  See “Distribution Policy.”

The Board of Trustees may also consider the conversion of the Fund to an open-end investment company.  The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund’s investment objective and policies.  Investors should assume, therefore, that it is highly unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company.

Summary of Principal Risks
Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following principal risks that you assume when you invest in the Fund.

Stock Market Volatility.     Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Fund is subject to the general risk that the value of its investments may decline if the stock markets perform poorly.  There is also a risk that the Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets.

Issuer Specific Changes.     Changes in the financial condition of an issuer, changes in the specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer’s securities.  Lower-quality debt securities tend to be more sensitive to these changes than higher-quality debt securities.

Other Investment Company Securities Risk.     The Fund invests in the securities of other closed-end investment companies and in ETFs.  Investing in other investment companies and ETFs involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees.  To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities, and a Shareholder in the Fund will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, the expenses of the purchased investment company.  There can be no assurance that the investment objective of any investment company or ETF in which the Fund invests will be achieved.

Common Stock Risk.     The Fund will invest a significant portion of its net assets in common stocks. Common stocks represent an ownership interest in a company. The Fund may also invest in securities that can be exercised for or converted into common stocks (such as convertible preferred stock). Common stocks and similar equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in the Fund may sometimes decrease instead of increase. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise for issuers. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease.  The common stocks in which the Fund will invest are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.

Emerging Markets Securities Risk.     The Fund may invest up to 20% of its net assets in securities of issuers located in “emerging markets” through its investments in ETFs, other investment companies and depository receipts and may invest up to 5% of its net assets directly in emerging market securities. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; lack of liquidity and greater price volatility due to the smaller size of the market for such securities and lower trading volume; political and social uncertainties; national policies that may restrict the Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; greater risks of expropriation, confiscatory taxation and nationalization; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices. Dividends paid by issuers in emerging market countries will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. See “Federal Income Tax Matters.”

Foreign Securities Risk.     Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: less publicly available information about companies due to less rigorous disclosure or accounting standards or regulatory practices; the impact of political, social or diplomatic events, including war; possible seizure, expropriation or nationalization of the company or its assets; possible imposition of currency exchange controls; and changes in foreign currency exchange rates. These risks are more pronounced to the extent that the Fund invests a significant amount of its investments in companies located in one region.  These risks may be greater in emerging markets and in less developed countries. For example, prior governmental approval for foreign investments may be required in some emerging market countries, and the extent of foreign investment may be subject to limitation in other emerging countries.  With respect to risks associated with changes in foreign currency exchange rates, the Fund does not expect to engage in foreign currency hedging transactions.  See “Foreign Currency Risk”.

Market Discount From Net Asset Value.     Shares of closed-end investment companies frequently trade at a discount from their net asset value.  This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be greater for investors expecting to sell their Shares in a relatively short period following completion of the Offering. The net asset value of the Shares may be reduced immediately following the Offering as a result of the payment of certain Offering costs.  Whether investors will realize gains or losses upon the sale of the Shares will depend not upon the Fund’s net asset value but entirely upon whether the market price of the Shares at the time of sale is above or below the investor’s purchase price for the Shares. Because the market price of the Shares will be determined by factors such as relative supply of and demand for the Shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Shares will trade at, below or above net asset value.

Defensive Positions.     During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in cash or cash equivalents. The Fund would not be pursuing its investment objective in these circumstances and could miss favorable market developments.

Management Risk.     The Fund is subject to management risk because it is an actively managed portfolio. The Fund’s successful pursuit of its investment objective depends upon the Adviser’s ability to find and exploit market inefficiencies with respect to undervalued securities. Such situations occur infrequently and sporadically and may be difficult to predict, and may not result in a favorable pricing opportunity that allows the Adviser to fulfill the Fund’s investment objective. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. If one or more key individuals leave the employ of the Adviser, the Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.  The Adviser may also benefit from the Offering because its fee is based on the assets of the Fund, which could be perceived as a conflict of interest.

Distribution Policy Risk.     The Fund seeks to make monthly distributions to Shareholders at a rate that may include periodic distributions of its net income and net capital gains (“Net Earnings”), or from return-of-capital.  For any fiscal year where total cash distributions exceeded Net Earnings (the “Excess”), the Excess would decrease the Fund’s total assets and, as a result, would have the likely effect of increasing the Fund’s expense ratio.  There is a risk that the total Net Earnings from the Fund’s portfolio would not be great enough to offset the amount of cash distributions paid to Shareholders.  If this were to be the case, the Fund’s assets would be depleted, and there is no guarantee that the Fund would be able to replace the assets.  In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio, including securities purchased with the proceeds of the Offering, at a time when independent investment judgment might not dictate such action.  Furthermore, such assets used to make distributions will not be available for investment pursuant to the Fund’s investment objective.  Since the Fund adopted the Distribution Policy, the Fund’s distributions have exceeded its Net Earnings for each year.  The Fund may use the proceeds of the Offering to maintain the Distribution Policy by providing funding for future distributions, which may constitute a return of capital to Shareholders and lower the tax basis in their Shares.  Shareholders are advised to consult with their own tax advisers with respect to the tax consequences of their investment in the Fund.  Furthermore, the Fund may need to raise additional capital in order to maintain the Distribution Policy.

Preferred Securities Risk.     Investment in preferred securities carries risks including credit risk, deferral risk, redemption risk, limited voting rights, risk of subordination and lack of liquidity. Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Traditional preferreds also contain provisions that allow an issuer, under certain conditions to skip (in the case of “noncumulative preferreds”) or defer (in the case of “cumulative preferreds”), dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions. Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt or common stocks. Dividends paid on preferred securities will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. See “Federal Income Tax Matters.”

Convertible Securities Risk. The value of a convertible security, including, for example, a warrant, is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

Repurchase Agreement Risk. The Fund could suffer a loss if the proceeds from a sale of the securities underlying a repurchase agreement to which it is a party turns out to be less than the repurchase price stated in the agreement. In addition, repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.

Distribution Policy
The Fund seeks to make a distribution to Shareholders each month. These distributions are not tied to the Fund’s investment income and capital gains and do not represent yield or investment return on the Fund’s portfolio. The distribution rate may be modified by the Board of Trustees from time to time. If, for any monthly distribution, investment company taxable income, if any (which term includes net short-term capital gain), and net tax-exempt income, if any, is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund’s assets. Although return of capital distributions may not be taxable, such distributions may reduce a Shareholder’s cost basis in his or her Shares, and therefore may result in an increase in the amount of any taxable gain on a subsequent disposition of such Shares, even if such Shares are sold at a loss to the Shareholder’s original investment amount. The Fund’s final distribution for each calendar year is expected to include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. However, if it determines it is appropriate to do so, the Board of Trustees may elect to not distribute realized gains and to pay taxes incurred. In general, the total distributions made in any taxable year (other than distributions of net capital gain or return of capital) would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the Shares. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund. This distribution policy may, under certain circumstances, have adverse consequences to the Fund and the Shareholders because it may result in a return of capital resulting in less of a Shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio.

To the extent necessary to meet the amounts distributed under the Fund’s distribution policy, portfolio securities, including those purchased with proceeds of the Offering, may be sold to the extent adequate income is not available.

Unless the registered owner of Shares elects to receive cash, all distributions declared on Shares will be automatically reinvested in additional Shares of the Fund. See “Distribution Reinvestment Plan”.

The Board may determine in the future to authorize the filing of an exemptive application with the SEC seeking an order under the 1940 Act to exempt the Fund from the requirements of Section 19(b) of the 1940 Act and Rule 19b-1 thereunder, permitting the Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of the Fund with respect to its Shares calls for periodic (for example, quarterly/monthly) distributions in an amount equal to a fixed percentage of the Fund’s average net asset value over a specified period of time or market price per Share at or about the time of distribution or pay-out of a level dollar amount. The Board of Trustees continues to monitor whether such relief is needed. In the event the Board determines to authorize the filing of such an exemptive application, there can be no assurance that the staff of the SEC will grant such relief to the Fund or, if granted, that the Board will determine to implement a managed distribution plan. No assurance can be given that the SEC will grant the exemption to the Fund.  This Offering is not contingent upon the receipt of such exemption nor upon the application for such exemption.

The monthly distribution described above would result in the payment of approximately the same amount or percentage to the Shareholders each month. These distributions will not be tied to the Fund’s investment income and capital gains and will not represent yield or investment return on the Fund’s portfolio. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources, other than net investment income. Thus, if the source of some or all of the dividend or other distribution were the original capital contribution of the Shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from the Fund is net profit.

The Board of Trustees reserves the right to change the Distribution Policy from time to time.

Distribution Reinvestment Plan
Unless a Shareholder elects otherwise, the Shareholder’s distributions will be reinvested in additional Shares under the Fund’s distribution reinvestment plan.  Shareholders who elect not to participate in the Fund’s distribution reinvestment plan will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). See “Distribution Reinvestment Plan.”

Stock Purchases and Tenders
The Board of Trustees may consider repurchasing the Fund’s Shares in the open market or in private transactions, or tendering for Shares, in an attempt to reduce or eliminate a market value discount from net asset value, if one should occur. There can be no assurance that the Board of Trustees will determine to effect any such repurchase or tender or that it would be effective in reducing or eliminating any market value discount.

Custodian and Transfer Agent	U.S. Bank National Association serves as the Fund’s custodian and American Stock Transfer and Trust Company serves as the Fund’s transfer agent. See “Management of the Fund”.

SUMMARY OF FUND EXPENSES

The following table shows Fund expenses as a percentage of net assets attributable to the Fund’s Shares.

Shareholder Transaction Expenses
Sales load	None
Distribution Reinvestment Plan fees	None
Annual Expenses (as a percentage of net assets attributable to the Shares)
Management fees	1.00%
Other expenses (1)	0.34%
Acquired Fund fees and expenses (2)	1.02%
Total Annual Expenses	2.36%

Example (3)

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment in the Shares, assuming (i) annual expenses of 2.36% of net assets attributable to the Shares and (ii) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$24	$74	$127	$272
____________________________

(1)
“Other Expenses” are based upon gross estimated amounts for the current fiscal year and include, among other expenses, administration and fund accounting fees.  The Fund has no current intention to borrow money for investment purposes and has adopted a fundamental policy against selling securities short.

(2)
The Fund invests in other closed-end investment companies and ETFs (collectively, the “Acquired Funds”).  The Fund’s Shareholders indirectly bear a pro rata portion of the fees and expenses of the Acquired Funds in which the Fund invests. Acquired Fund fees and expenses are based on estimated amounts for the current fiscal year.

(3)
The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table remain the same each year and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. The example further assumes that the Fund uses no leverage, as currently intended. Moreover, the Fund’s actual rate of return will vary and may be greater or less than the hypothetical 5% annual return.

The purpose of the above table is to help a Shareholder understand the fees and expenses that such Shareholder would bear directly or indirectly.  The example should not be considered a representation of actual future expenses.  Actual expenses may be higher or lower than those shown.

THE FUND

The Fund is a diversified, closed-end management investment company. The Fund is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on April 26, 2007.  The Fund’s principal office is located c/o AST Fund Solutions, LLC, 200A Executive Drive, Edgewood, NY 11717, and its toll-free telephone number is (866) 668-6558.

THE OFFERING

Terms of the Offering.  The Fund is issuing to Record Date Shareholders (i.e., Shareholders who hold Shares on the Record Date) non-transferable Rights to subscribe for Shares.  Each Record Date Shareholder is being issued one non-transferable Right for every one Share owned on the Record Date.  The Rights entitle a Record Date Shareholder to acquire one Share at the Subscription Price for every three Rights held.  Fractional Shares will not be issued upon the exercise of the Rights.  Accordingly, the number of Rights to be issued to a Record Date Shareholder on the Record Date will be rounded up to the nearest whole number of Rights evenly divisible by three.  Rights may be exercised at any time during the Subscription Period, which commences on or about ______, 2013 and ends at 5:00 p.m., New York City time, on ______, 2013, unless extended by the Fund.  See “Expiration of the Offering.”  The right to acquire one additional Share for every three Rights held during the Subscription Period at the Subscription Price is hereinafter referred to as the “Basic Subscription.”

In addition to the Basic Subscription, Record Date Shareholders who exercise all of their Rights are entitled to subscribe for Shares which were not otherwise subscribed for by others in the Basic Subscription (the “Additional Subscription Privilege”).  If sufficient Shares are not available to honor all requests under the Additional Subscription Privilege, the Fund may, in its discretion, issue additional Shares up to 100% of the Shares available in the Offering (or ______ Shares for a total of ______ Shares) (the “Over-Allotment Shares”) to honor over-subscription requests, with such Shares subject to the same terms and conditions of the Offering.  See “Additional Subscription Privilege” below.  For purposes of determining the maximum number of Shares a Shareholder may acquire pursuant to the Offering, broker-dealers whose Shares are held of record by any Nominee will be deemed to be the holders of the Rights that are issued to such Nominee on their behalf.  The term “Nominee” shall mean, collectively, CEDE & Company (“Cede”), as nominee for the Depository Trust Company (“DTC”), or any other depository or nominee.  Shares acquired pursuant to the Additional Subscription Privilege are subject to allotment, which is more fully discussed below under “Additional Subscription Privilege.”

SHARES WILL BE ISSUED WITHIN THE 21-DAY PERIOD IMMEDIATELY FOLLOWING THE RECORD DATE OF THE FUND’S MONTHLY DISTRIBUTION AND SHAREHOLDERS EXERCISING RIGHTS WILL NOT BE ENTITLED TO RECEIVE SUCH DISTRIBUTION WITH RESPECT TO THE SHARES ISSUED PURSUANT TO SUCH EXERCISE.

Rights will be Evidenced by Subscription Certificates.  The number of Rights issued to each Record Date Shareholder will be stated on the Subscription Certificates delivered to the Record Date Shareholder.  The method by which Rights may be exercised and Shares paid for is set forth below in “Method of Exercising Rights” and “Payment for Shares.”  A RIGHTS HOLDER WILL HAVE NO RIGHT TO RESCIND A PURCHASE AFTER THE SUBSCRIPTION AGENT HAS RECEIVED PAYMENT.  See “Payment for Shares” below.

The Rights are non-transferable and may not be purchased or sold.  Rights will expire without residual value at the Expiration Date.  The Rights will not be listed for trading on the NYSE MKT, and there will not be any market for trading Rights.  The Shares to be issued pursuant to the Offering will be listed for trading on the NYSE MKT, subject to the NYSE MKT being officially notified of the issuance of those Shares.

Purpose of the Offering.  At a meeting held on April 16, 2013, the Board approved the Offering and determined that it would be in the best interests of the Fund and its existing Shareholders to increase the assets of the Fund.  The primary reasons include:

-           The Basic Subscription will provide existing Shareholders an opportunity to purchase additional Shares at a price that is potentially below market value without incurring any commission or transaction charges.

-           Raising more cash will better position the Fund to take advantage of investment opportunities that exist or may arise.

-           Increasing the Fund’s assets will provide the Fund additional flexibility in maintaining the Distribution Policy.  The Distribution Policy permits Shareholders to receive a predictable level of cash flow and some liquidity periodically with respect to their Shares without having to sell Shares.

-           Increasing Fund assets may lower the Fund’s expenses as a proportion of net assets because the Fund’s fixed costs would be spread over a larger asset base.  There can be no assurance that by increasing the size of the Fund, the Fund’s expense ratio will be lowered.

-           Because the Offering will increase the Fund’s outstanding Shares, it may increase the number of Shareholders over the long term, which could increase the level of market interest in and visibility of the Fund and improve the trading liquidity of the Shares on the NYSE MKT.

-           The Board expects the Offering to be anti-dilutive to all Shareholders, including those electing not to participate, because the estimated expenses incurred for the Offering will be more than offset by the increase in the net assets of the Fund such that non-participating Shareholders will receive an increase in their net asset value, so long as the number of Shares issued to participating Shareholders is not materially less than a full exercise of the Basic Subscription amount.

Board Considerations in Approving the Offering.  At a meeting held on April 16, 2013, the Board considered the approval of the Offering.  In considering whether or not to approve the Offering, the Board relied on materials and information prepared and presented by the Fund’s management at such meeting and discussions at that time.  Based on such materials and their deliberations at this meeting, the Board determined that it would be in the best interests of the Fund and the Shareholders to conduct the Offering in order to increase the assets of the Fund available for current and future investment opportunities.  In making its determination, the Board considered the various factors set forth in “The Offering - Purpose of the Offering”.  The Board also considered a number of other factors, including: the success of the rights offerings conducted by the Fund in 2011 (the “2011 Offering”) and 2012 (the “2012 Offering”, and together with the 2011 Offering, the “Prior Rights Offerings”); that the Prior Rights Offerings were anti-dilutive to Shareholders; the ability of the Adviser to invest the proceeds of the Offering; and the potential effect of the Offering on the Fund’s stock price.  The Board considered that, during the course of each of the Prior Rights Offerings, the Fund’s market price declined; however, the Board noted that the Fund continued at all times during the 2012 Offering, and since the 2012 Offering’s conclusion the Fund has continued, to sell at a premium to NAV, and the market price, after adjusting for distributions, has approached the level that it was prior to the 2012 Offering. When considering the potential effect of the Offering on the Fund’s stock price, the Board took into account the positive effect that the 2012 Rights Offering had on the Fund’s net asset value per share, but concluded that the impact on the Fund’s price was uncertain and, regardless of the potential impact, the Offering was in the best interest of the Shareholders.  As a result of these considerations, the Board determined that it was appropriate and in the best interests of the Fund and the Shareholders to proceed with the Offering, while continuing with the Distribution Policy.

At the meeting held on April 16, 2013, a majority of the Board voted to approve the terms of the Offering.  One of the Fund’s Trustees who voted to authorize the Offering is affiliated with the Adviser and, therefore, could benefit indirectly from the Offering.  The other four Trustees are not “interested persons” of the Fund within the meaning of the 1940 Act.  The Adviser may also benefit from the Offering because its fee is based on the assets of the Fund.  It is not possible to state precisely the amount of additional compensation the Adviser might receive as a result of the Offering because it is not known how many Shares will be subscribed for and the proceeds of the Offering will be invested in additional portfolio securities, which will fluctuate in value.  It is likely that affiliates of the Adviser who are also Shareholders will participate in the Offering and, accordingly, will receive the same benefits of acquiring Shares as other Shareholders.

There can be no assurance that the Fund or the Shareholders will achieve any of the foregoing objectives or benefits through the Offering.

The Fund may, in the future, choose to make additional rights offerings from time to time for a number of Shares and on terms that may or may not be similar to the Offering.  Any such future rights offerings will be made in accordance with the then applicable requirements of the 1940 Act and the Securities Act.

Notice of NAV Decline.  If the Shares begin to trade at a discount, the Board may make a determination whether to discontinue the Offering, provided that the Fund, as required by the SEC’s registration form, will suspend the Offering until it amends this prospectus if, subsequent to the date of this prospectus, the Fund’s NAV declines more than 10% from its NAV as of that date.  Accordingly, the Expiration Date would be extended and the Fund would notify Record Date Shareholders of the decline and permit Shareholders to cancel their exercise of Rights.

The Subscription Price.  The Subscription Price for the Shares to be issued under the Offering will be equal to the greater of: (i) 107% of NAV per Share as calculated at the close of trading on the Expiration Date or (ii) 90% of the market price per Share at such time.  For example, if the Offering were held using the “Estimated Subscription Price” (i.e., an estimate of the Subscription Price based on the Fund’s per-share NAV and market price at the end of business on _____, 2013 ($____ and $____, respectively), the Subscription Price would be $____ per share (90% of $____).

Additional Subscription Privilege.  If all of the Rights initially issued are not exercised, any Shares for which subscriptions have not been received will be offered, by means of the Additional Subscription Privilege, to Record Date Shareholders who have exercised all of the Rights initially issued to them and who wish to acquire more than the number of Shares for which the Rights held by them are exercisable.  Record Date Shareholders who exercise all of their Rights will have the opportunity to indicate on the Subscription Certificate how many unsubscribed Shares they are willing to acquire pursuant to the Additional Subscription Privilege.

If enough unsubscribed Shares remain after the Basic Subscriptions have been exercised, all over-subscription requests will be honored in full.  If there are not enough unsubscribed Shares to honor all over-subscription requests, the Fund may, in its discretion, issue additional Shares up to 100% of Shares available in the Offering to honor Additional Subscription Privilege requests (defined above as the “Over-Allotment Shares”), with such Shares subject to the same terms and conditions of the Offering.  In the event that the Subscription Price is less than the Estimated Subscription Price, Over-Allotment Shares may be used by the Fund to fulfill any Shares subscribed for under the Basic Subscription.  The method by which any unsubscribed Shares or Over-Allotment Shares (collectively, the “Excess Shares”) will be distributed and allocated pursuant to the Additional Subscription Privilege is as follows:

(i)           If there are sufficient Excess Shares to satisfy all additional subscriptions by Shareholders exercising their rights under the Additional Subscription Privilege, each such Shareholder shall be allotted the number of Shares which the Shareholder requested.

(ii)           If the aggregate number of Shares subscribed for under the Additional Subscription Privilege exceeds the number of Excess Shares, the Excess Shares will be allocated to Record Date Shareholders who have exercised all of their Rights in accordance with their Additional Subscription Privilege request.

(iii)          If there are not enough Excess Shares to fully satisfy all Additional Subscription Privilege requests by Record Date Shareholders pursuant to paragraph (2) above, the Excess Shares will be allocated among Record Date Shareholders who have exercised all of their Rights in proportion, not to the number of Shares requested pursuant to the Additional Subscription Privilege, but to the number of Rights exercised by them; provided, however, that no Shareholder shall be allocated a greater number of Excess Shares than such Record Date Shareholder paid for and in no event shall the number of Shares allocated in connection with the Additional Subscription Privilege exceed 100% of the Shares available in the Offering.  The formula to be used in allocating the Excess Shares under this paragraph is as follows: Rights exercised by over-subscribing Record Date Shareholder, divided by total Rights exercised by all over-subscribing Record Date Shareholders, multiplied by Excess Shares remaining.

The percentage of Excess Shares each over-subscriber may acquire will be rounded up to result in delivery of whole Shares (fractional Shares will not be issued).

The foregoing allocation process may involve a series of allocations in order to assure that the total number of Shares available for over-subscription are distributed on a pro-rata basis.  The Fund will not offer or sell any Shares which are not subscribed for under the Basic Subscription or the Additional Subscription Privilege.  The Additional Subscription Privilege may result in additional dilution of a Shareholder’s ownership percentage and voting rights.

The Fund will not offer or sell any Shares which are not subscribed for under the Basic Subscription or the Additional Subscription Privilege.

Expiration of the Offering.  The Offering will expire at 5:00 p.m., New York City time, on the Expiration Date (_____, 2013), unless extended by the Fund (the “Extended Expiration Date”).  Rights will expire on the Expiration Date or Extended Expiration Date, as the case may be, and thereafter may not be exercised.

Method of Exercising Rights.  Rights may be exercised by filling in and signing the reverse side of the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the Shares as described below under “Payment for Shares.” Rights may also be exercised through a Rights holder’s broker, who may charge the Rights holder a servicing fee in connection with such exercise.

In the event that the Estimated Subscription Price is more than the Subscription Price on the Expiration Date, any resulting excess amount paid by a Shareholder towards the purchase of Shares in the Offering will be applied by the Fund towards the purchase of additional Shares under the Basic Subscription or, if such Shareholder has exercised all of the Rights initially issued to such Shareholder under the Basic Subscription, towards the purchase of an additional number of Shares pursuant to the Additional Subscription Privilege.  Any Shareholder who desires that such excess not be treated by the Fund as a request by the Shareholder to acquire additional Shares in the Offering and that such excess be refunded to the Shareholder must so indicate in the space provided on the Subscription Certificate.

Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date or Extended Expiration Date, as the case may be.  The Subscription Certificate and payment should be delivered to the Subscription Agent at the following address:

If by first class mail: The Colbent Corporation Cornerstone Progressive Return Fund Rights Offering Att: Corporate Actions P.O. Box 859208 Braintree, MA 02185-9208	If by mail or overnight courier: The Colbent Corporation Cornerstone Progressive Return Fund Rights Offering Att: Corporation Actions 161 Bay State Drive Braintree, MA 02184
Subscription Agent.  The Subscription Agent is The Colbent Corporation, with an address at 161 Bay State Drive, Braintree, MA 02184.  The Subscription Agent will receive from the Fund an amount estimated to be $16,000, comprised of the fee for its services and the reimbursement for certain expenses related to the Offering.  INQUIRIES BY ALL HOLDERS OF RIGHTS SHOULD BE DIRECTED TO THE INFORMATION AGENT, AST FUND SOLUTIONS, LLC, AT (800) 581-4001; HOLDERS MAY ALSO CONSULT THEIR BROKERS OR NOMINEES.

Payment for Shares.  Payment for Shares shall be calculated by multiplying the Estimated Subscription Price by the sum of (i) the number of Shares intended to be purchased in the Basic Subscription (e.g., the number of Rights exercised divided by three), plus (ii) the number of additional Shares intended to be over-subscribed under the Additional Subscription Privilege.  For example, based on the Estimated Subscription Price of $____ per Share, if a Shareholder receives 300 Rights and wishes to subscribe for 100 Shares in the Basic Subscription, and also wishes to over-subscribe for 50 additional Shares under the Additional Subscription Privilege, such Shareholder would remit payment in the amount of $____ ($____ plus $____).

Record Date Shareholders who wish to acquire Shares in the Basic Subscription or pursuant to the Additional Subscription Privilege must, together with the properly completed and executed Subscription Certificate, send payment for the Shares acquired in the Basic Subscription and any additional Shares subscribed for pursuant to the Additional Subscription Privilege, to the Subscription Agent based on the Estimated Subscription Price of $____ per Share.  To be accepted, such payment, together with the Subscription Certificate, must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date or Extended Expiration Date, as the case may be.

If the Estimated Subscription Price is greater than the actual per Share purchase price, the excess payment will be applied toward the purchase of unsubscribed Shares to the extent that there remain sufficient unsubscribed Shares available after the Basic Subscription and Additional Subscription Privilege allocations are completed.  To the extent that sufficient unsubscribed Shares are not available to apply all of the excess payment toward the purchase of unsubscribed Shares, available Shares will be allocated in the manner consistent with that described in the section entitled “Additional Subscription Privilege” above.

PAYMENT MUST ACCOMPANY ANY SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED.

Within five (5) business days following the Expiration Date or Extended Expiration Date, as the case may be, a confirmation will be sent by the Subscription Agent to each Shareholder (or, if the Shares on the Record Date are held by CEDE or any other depository or nominee, to CEDE or such other depository or nominee).  The date of the confirmation is referred to as the “Confirmation Date.”  The confirmation will show (i) the number of Shares acquired pursuant to the Basic Subscription; (ii) the number of Shares, if any, acquired pursuant to the Additional Subscription Privilege; (iii) the per Share and total purchase price for the Shares; and (iv) any additional amount payable by such Shareholder to the Fund (i.e., if the Estimated Subscription Price was less than the Subscription Price on the Expiration Date) or any excess to be refunded by the Fund to such Shareholder (i.e., if the Estimated Subscription Price was more than the Subscription Price on the Expiration Date and the Shareholder indicated on the Subscription Certificate that such excess not be treated by the Fund as a request by the Shareholder to acquire additional Shares in the Offering).  Any additional payment required from a Shareholder must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the date specified as the deadline for final payment for Shares, and any excess payment to be refunded by the Fund to such Shareholder will be mailed by the Subscription Agent within ten (10) business days after the Confirmation Date.  All payments by a Shareholder must be made in United States Dollars by money order or by checks drawn on banks located in the continental United States payable to “Cornerstone Progressive Return Fund”.

Issuance and delivery of certificates for the Shares subscribed for are subject to collection of funds and actual payment by the subscribing Shareholder.

The Subscription Agent will deposit all checks received by it prior to the final due date into a segregated account pending distribution of the Shares from the Offering.  Any interest earned on such account will accrue to the benefit of the Fund and investors will not earn interest on payments submitted nor will interest be credited toward the purchase of Shares.

YOU WILL HAVE NO RIGHT TO RESCIND YOUR SUBSCRIPTION AFTER THE SUBSCRIPTION AGENT HAS RECEIVED THE SUBSCRIPTION CERTIFICATE.

If a Record Date Shareholder who acquires Shares pursuant to the Basic Subscription or the Additional Subscription Privilege does not make payment of any amounts due, the Fund reserves the right to take any or all of the following actions: (i) find other purchasers for such subscribed-for and unpaid-for Shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Shares which could be acquired by such holder upon exercise of the Basic Subscription or the Additional Subscription Privilege; (iii) sell all or a portion of the Shares actually purchased by the holder in the open market, and apply the proceeds to the amounts owed; or (iv) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed Shares and to enforce the relevant guaranty of payment.

Holders who hold Shares for the account of others, such as brokers, trustees, or depositaries for securities, should notify the respective beneficial owners of the Shares as soon as possible to ascertain the beneficial owners’ intentions and to obtain instructions with respect to the Rights.  If the beneficial owner so instructs, the record holder of the Rights should complete Subscription Certificates and submit them to the Subscription Agent with the proper payment.  In addition, beneficial owners of Shares or Rights held through such a holder should contact the holder and request the holder to effect transactions in accordance with the beneficial owner’s instructions.

The instructions accompanying the Subscription Certificates should be read carefully and followed in detail.  DO NOT SEND SUBSCRIPTION CERTIFICATES TO THE FUND OR THE ADVISER.

The method of delivery of Subscription Certificates and payment of the Subscription Price to the Subscription Agent will be at the election and risk of the Rights holders, but if sent by mail it is recommended that the certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and clearance of payment prior to 5:00 p.m., New York City time, on the Expiration Date.  Because uncertified personal checks may take at least five business days to clear, each Record Date Shareholder participating in the Offering is strongly urged to pay, or arrange for payment, by means of a certified or cashier’s check or money order.

All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding.  The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right.  If the Fund elects in its sole discretion to waive any defect or irregularity, it may do so on a case-by-case basis which means that not all defects or irregularities may be waived, if at all, or waived in the same manner as with other defects or irregularities.  Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion.  Neither the Fund nor the Subscription Agent will be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

Delivery of the Shares.  The Shares purchased pursuant to the Basic Subscription will be delivered to subscribers in book-entry form as soon as practicable after the corresponding Rights have been validly exercised and full payment for the Shares has been received and cleared.  The Shares purchased pursuant to the Additional Subscription Privilege will be delivered to subscribers in book-entry form as soon as practicable after the Expiration Date and after all allocations have been conducted.

Foreign Restrictions.  Subscription Certificates will only be mailed to Record Date Shareholders whose addresses are within the United States (other than an APO or FPO address).  Record Date Shareholders whose addresses are outside the United States or who have an APO or FPO address will receive written notice of the Offering and those who wish to subscribe to the Offering either in part or in full should contact the Subscription Agent by written instruction no later than three business days prior to the Expiration Date.  The Fund will determine whether the Offering may be made to any such Record Date Shareholder.  If no instructions have been received by the Expiration Date, the Rights of those foreign Record Date Shareholders will expire.

Federal Income Tax Consequences Associated with the Offering.  The following is a general summary of the significant federal income tax consequences of the receipt of Rights by a Record Date Shareholder and a subsequent lapse or exercise of such Rights.  The discussion is based upon applicable provisions of the Code, the Treasury Regulations promulgated thereunder, and other authorities currently in effect but does not address any state, local, or foreign tax consequences of the Offering.  Each Shareholder should consult its own tax advisor regarding specific questions as to federal, state, local, or foreign taxes.  Each Shareholder should also review the discussion of certain tax considerations affecting it and the Fund set forth under “Federal Income Tax Matters.”

For purposes of the following discussion, the term “Old Share” shall mean a currently outstanding Share with respect to which a Right is issued and the term “New Share” shall mean a newly issued Share that Record Date Shareholders receive upon the exercise of their Rights.

For all Record Date Shareholders:

Neither the receipt nor the exercise of Rights by a Record Date Shareholder will result in taxable income to such Shareholder for federal income tax purposes regardless of whether or not the Shareholder makes the below-described election which is available under Section 307(b)(2) of the Code (a “Section 307(b)(2) Election”).

If the fair market value of the Rights distributed to all of the Record  Date Shareholders is more than 15% of the total fair market value of all of the Fund’s outstanding Shares as of the Record Date, or if a Record Date Shareholder makes a Section 307(b)(2) Election for the taxable year in which such Rights were received, the Record Date Shareholder’s federal income tax basis in any Right received pursuant to the Offering will be equal to a portion of the Record Date Shareholder’s existing federal income tax basis in the related Old Share.  If made, a Section 307(b)(2) Election is effective with respect to all Rights received by a Record Date Shareholder.  A Section 307(b)(2) Election is made by attaching a statement to the Record Date Shareholder’s federal income tax return for the taxable year of the Record Date (which is the same as the year as when the Rights were received).  Record Date Shareholders should carefully review the differing federal income tax consequences described below before deciding whether or not to make a Section 307(b)(2) Election.

For Record Date Shareholders When the Fair Market Value of Rights Distributed Exceed 15% of the Total Fair Market Value of the Fund’s Shares or When Making a 307(b)(2) Election:

Lapse of Rights.  If the fair market value of rights distributed exceed 15% of the total fair market value of the Shares or if a Record Date Shareholder makes a Section 307(b)(2) Election, no taxable loss will be realized for federal income tax purposes if the Record Date Shareholder retains a Right but allows it to lapse without exercise.  Moreover, the existing federal income tax basis of the related Old Share will not be reduced if such lapse occurs.

Exercise of Rights.  If a Record Date Shareholder exercises a Right, the Record Date Shareholder’s existing federal income tax basis in the related Old Share must be allocated between such Right and the Old Share in proportion to their respective fair market values as of the date of distribution of such Rights (effectively reducing the Record Date Shareholder’s basis in his Old Share).  Upon such exercise of the Record Date Shareholder’s Rights, the New Shares received by the Record Date Shareholder pursuant to such exercise will have a federal income tax basis equal to the sum of the basis of such Rights as described in the previous sentence and the Subscription Price paid for the New Shares (as increased by any servicing fee charged to the Record Date Shareholder by his broker, bank or trust company and other similar costs).  If the Record Date Shareholder subsequently sells such New Shares (and holds such Shares as capital assets at the time of their sale), the Record Date Shareholder will recognize a capital gain or loss equal to the difference between the amount received from the sale of the New Shares and the Record Date Shareholder’s federal income tax basis in the New Shares as described above.  Such capital gain or loss will be long-term capital gain or loss if the New Shares are sold more than one year after the date that the New Shares are acquired by the Record Date Shareholder.

For Record Date Shareholders Not Making a Section 307(b)(2) Election When the Fair Market Value of the Rights Distributed are Less than 15% of the Total Fair Market Value of the Fund’s Outstanding Shares:

Lapse of Rights.  If the fair market value of the Rights distributed are less than 15% of the total fair market value of the outstanding Shares and a Record Date Shareholder does not make a Section 307(b)(2) Election for the taxable year in which such Rights were received, no taxable loss will be realized for federal income tax purposes if the Record  Date Shareholder retains a Right but allows it to lapse without exercise.  Moreover, the federal income tax basis of the related Old Share will not be reduced if such lapse occurs.

Exercise of Rights.  If a non-electing Record Date Shareholder exercises his Rights, the federal income tax basis of the related Old Shares will remain unchanged and the New Shares will have a federal income tax basis equal to the Subscription Price paid for the New Shares (as increased by any servicing fee charged to the Record Date Shareholder by his broker, bank or trust company and other similar costs).  If the Record Date Shareholder subsequently sells such New Shares (and holds such Shares as capital assets at the time of their sale), the Record Date Shareholder will recognize a capital gain or loss equal to the difference between the amount received from the sale of the New Shares and the Shareholder’s federal income tax basis in the New Shares as described above.  Such capital gain or loss will be long-term capital gain or loss if the New Shares are sold more than one year after the Record Date Shareholder acquires the New Shares through the Offering.

Employee Plan Considerations.  Record Date Shareholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including corporate savings and 401(k) plans, Keogh Plans of self-employed individuals and Individual Retirement Accounts (“IRA”) (each a “Benefit Plan” and collectively, “Benefit Plans”), should be aware that additional contributions of cash in order to exercise Rights may be treated as Benefit Plan contributions and, when taken together with contributions previously made, may subject a Benefit Plan to excise taxes for excess or nondeductible contributions.  In the case of Benefit Plans qualified under Section 401(a) of the Code, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated.   Benefit Plans contemplating making additional cash contributions to exercise Rights should consult with their counsel prior to making such contributions.

Benefit Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income (“UBTI”) under Section 511 of the Code.  If any portion of an IRA is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

ERISA contains prudence and diversification requirements and ERISA and the Code contain prohibited transaction rules that may impact the exercise of Rights.  Among the prohibited transaction exemptions issued by the Department of Labor that may exempt a Benefit Plan’s exercise of Rights are Prohibited Transaction Exemption 84-24 (governing purchases of shares in investment companies) and Prohibited Transaction Exemption 75-1 (covering sales of securities).

Due to the complexity of these rules and the penalties for noncompliance, Benefit Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Code.

Benefit to the Adviser.  The Adviser will benefit from the Offering because its fees are based on the average total net assets of the Fund.  It is not possible to state precisely the amount of additional compensation the Adviser will receive as a result of the Offering because the proceeds of the Offering will be invested in additional portfolio securities that will fluctuate in value.  However, if all Rights are exercised at the Estimated Subscription Price of $____, the annual compensation to be received by the Adviser would be increased by approximately $____.  If the Fund issues all of the Over-Allotment Shares, the annual compensation to be received by the Adviser would be increased by an additional $____.  One of the Fund’s Trustees who voted to approve the Offering is an “interested person” of the Adviser within the meaning of the 1940 Act.  This Trustee, Mr. Bradshaw, could benefit indirectly from the Offering because of his beneficial interest in the Adviser.  The other four Trustees were aware of the potential benefit to the Adviser (and indirectly to Mr. Bradshaw), but nevertheless concluded that the Offering was in the best interest of the Fund’s Shareholders.

The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of Shares and on terms which may or may not be similar to the Offering.  Any such future rights offerings will be made in accordance with the 1940 Act and the Securities Act.  Under the laws of the State of Delaware, the state in which the Fund is organized, under certain circumstances, the Board is authorized to approve rights offerings without obtaining shareholder approval. The staff of the SEC has interpreted the 1940 Act as not requiring shareholder approval of a rights offering at a price below the then current NAV so long as certain conditions are met, including a good faith determination by a fund’s board of directors that such offering would result in a net benefit to such fund’s existing shareholders.

FINANCIAL HIGHLIGHTS

Set forth below is, for each year indicated, per share operating performance data for one share of the Fund’s shares of beneficial interest (“Share”), total investment return, ratios to average net assets and other supplemental data.  This information has been derived from the financial statements and market price data for the Fund’s Shares.  The financial highlights for the fiscal year ended December 31, 2012 have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm.  The financial statements and notes thereto for the fiscal year ended December 31, 2012, together with the report thereon of the Fund’s independent registered public accounting firm, are incorporated by reference in the SAI and are available without charge by visiting the Fund’s website at www.cornerstoneprogressivereturnfund.com, by calling toll-free (800) 581-4001, or by writing to the Fund c/o AST Fund Solutions, LLC, 200A Executive Drive, Edgewood, NY 11717.

	For the Years Ended December 31,
	2012	2011	2010	2009	2008	2007*
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$5.00	$5.90	$6.28	$7.16	$14.10	$ 14.96^
Net investment income/(loss)#	0.12	0.12	0.13	0.16	0.16	0.06
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	0.62	(0.11)	1.03	1.42	(4.64)	(0.35)
Net increase/(decrease) in net assets resulting from operations and foreign currency related transactions	0.74	0.01	1.16	1.58	(4.48)	(0.29)
Dividends and distributions to shareholders:

Net investment income	(0.40)	(0.61)	(1.14)	(0.16)	(0.16)	(0.06)
Net realized capital gains	—	—	—	—	—	(0.15)
Return-of-capital	(0.70)	(0.63)	(0.40)	(2.30)	(2.30)	(0.41)
Total dividends and distributions to shareholders	(1.10)	(1.24)	(1.54)	(2.46)	(2.46)	(0.62)

Transactions in shares of beneficial interest:
Anti-dilutive effect due to shares issued:
Rights offering	0.12	0.31	__	__	__	0.05
Reinvestment of dividends and distributions	0.00 +	0.02	0.00 +	—	—	0.00	+
Total transactions in shares of beneficial interest	0.12	0.33	—	—	—	0.05
Net asset value, end of period	$4.76	$5.00	$5.90	$6.28	7.16	14.10
Market value, end of period	$5.01	$6.04	$7.46	$8.90	$7.10	$16.75
Total investment return (a)	3.24%	(2.12)%	4.73%	65.40%	(47.53)%	16.02	%(b)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$119,021	$78,435	$55,277	$58,738	$66,811	$131,628
Ratio of expenses to average net assets, net of fee waivers and fees paid indirectly, if any (c)	1.25%	1.30%	1.47%	1.39%	1.25%	1.29	%(e)
Ratio of expenses to average net assets, excluding fee waivers and fees paid indirectly, if any (c)	1.34%	1.45%	1.61%	1.54%	1.32%	1.42	%(e)
Ratio of net investment income/(loss) to average net assets (d)	2.44%	2.20%	2.20%	2.54%	1.48%	1.46	%(e)
Portfolio turnover rate	97.29%	112.69%	117.45%	115.99%	20.19%	6.77	%(b)

*	From September 10, 2007, the date the Fund commenced investment operations, through December 31, 2007.
^	Based on $15.00 per share public offering price less $0.04 per share of offering expenses related to the Fund’s initial public offering.
#	Based on average shares outstanding.
+	Amount rounds to less than $0.01.
(a)
Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s distribution reinvestment plan. Total investment return does not reflect brokerage commissions.

(b)	Not annualized.
(c)	Expenses do not include expenses of investment companies in which the Fund invests.
(d)	Recognition of net investment income by the Fund may be affected by the timing of the declaration of dividends, if any, by investment companies in which the Fund invests.
(e)	Annualized.

USE OF PROCEEDS

If fully-subscribed, the net proceeds of the Offering will be approximately $____.  The net proceeds of the Offering will be invested in accordance with the Fund’s investment objective and policies (as stated below) as soon as practicable after completion of the Offering. The Fund currently anticipates being able to do so within one month after the completion of the Offering. Pending investment of the net proceeds in accordance with the Fund’s investment objective and policies, the Fund will invest in money market securities or money market mutual funds. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the Offering in accordance with its investment objective and policies, the Fund’s net asset value would earn interest income at a modest rate.  To the extent adequate income is not available, portfolio securities, including those purchased with proceeds of the Offering, may be sold to meet the amounts distributed under the Fund’s distribution policy.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund’s investment objective is to provide total return.  The Fund pursues its investment objective by investing primarily all of its assets in equity securities of U.S. issuers, non-U.S. issuers whose securities trade on a U.S. securities exchange or over the counter or as ADRs or other forms of depositary receipts, such as IDRs, which trade in the United States, closed-end investment companies and ETFs. The Fund pursues current income, as a component of total return, by investing in dividend-paying equity securities and U.S. dollar-denominated debt securities.

The Fund’s investment objective is a non-fundamental policy, which means that it may be changed by the Board of Trustees without the vote of a majority of the Fund’s outstanding Shares if the Board believes that it is in the best interests of the Fund and the Shareholders to do so.

Investment Strategies

Under normal market conditions, the Fund’s portfolio consists principally of the equity securities of U.S. and non-U.S. companies.  Equity securities in which the Fund may invest include common and preferred stocks, closed-end investment companies, convertible securities, warrants and other securities having the characteristics of common stocks, such as ADRs and IDRs, and ETFs.

The Fund may invest a portion of its assets in U.S. dollar-denominated debt securities when the Adviser believes that it is appropriate to do so to earn current income.  For example, when interest rates are high in comparison to anticipated returns on equity investments, the Adviser may determine to invest in U.S. dollar-denominated debt securities.  Debt securities in which the Fund may invest include U.S. dollar-denominated bank, corporate or government bonds, notes, and debentures of any maturity determined by the Adviser to be suitable for investment by the Fund.  The Fund may invest in the securities of issuers that it determines to be suitable for investment by the Fund regardless of their rating; provided, however, that the Fund may not invest directly in debt securities that are determined by the Adviser to be rated below “BBB” by S&P or “Baa” by Moody’s, commonly referred to as “junk bonds”.

The Fund may invest without limitation in other closed-end investment companies and ETFs, provided that the Fund limits its investment in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.  As a stockholder in any investment company, the Fund will bear its ratable share of the investment company’s expenses and would remain subject to payment of the Fund’s advisory and administrative fees with respect to the assets so invested.

In determining which securities to buy for the Fund’s portfolio, the Adviser uses a balanced approach, including “value” and “growth” investing by seeking out companies at reasonable prices, without regard to sector or industry, which demonstrate favorable long-term growth characteristics.  Valuation and growth characteristics may be considered for purposes of selecting potential investment securities.  In general, valuation analysis is used to determine the inherent value of the company by analyzing financial information such as a company’s price to book, price to sales, return on equity, and return on assets ratios; and growth analysis is used to determine a company’s potential for long-term dividends and earnings growth due to market-oriented factors such as growing market share, the launch of new products or services, the strength of its management and market demand.  Fluctuations in these characteristics may trigger trading decisions to be made by the Adviser.

To comply with provisions of the 1940 Act, on any matter upon which the Fund is solicited to vote as a shareholder in an investment company in which it invests, the Adviser votes such shares in the same general proportion as shares held by other shareholders of that investment company.  The Fund does not and will not invest in any other closed-end funds managed by the Adviser.

Generally, securities will be purchased or sold by the Fund on national securities exchanges and in the over-the-counter market. From time to time, securities may be purchased or sold in private transactions, including securities that are not publicly traded or that are otherwise illiquid.  The Adviser does not expect investments in illiquid securities to comprise more than 10% of the Fund’s net assets (determined at the time the investment is made). The Fund will invest only in illiquid securities that, in the opinion of the Adviser, present opportunities for substantial growth over a period of two to five years.

The Fund’s foregoing investment policies may be changed by the Fund’s Board of Trustees without Shareholder vote.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During such times, the Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U. S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective.

The Adviser may invest the Fund’s cash balances in any investments it deems appropriate. The Adviser expects that such investments will primarily be pursuant to a repurchase agreement, however such investments may also be made in, without limitation and as permitted under the 1940 Act, money market funds, additional repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into the Adviser’s recommendations and the portfolio manager’s decisions are subjective.

The Fund has no current intent to use leverage; however, the Fund reserves the right to utilize limited leverage through issuing preferred shares.  The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of Fund securities.  In addition, the Fund may incur leverage through the use of investment management techniques (e.g., “uncovered” sales of put and call options, futures contracts and options on futures contracts).  In order to hedge against adverse market shifts and for non-hedging, speculative purposes, the Fund may utilize up to 5% of its net assets to purchase put and call options on securities or stock indices.

Portfolio Investments

Common Stocks

The Fund will invest in common stocks.  Common stocks represent an ownership interest in an issuer.  While offering greater potential for long-term growth, common stocks are more volatile and more risky than some other forms of investment.  Common stock prices fluctuate for many reasons, including adverse events, such as an unfavorable earnings report, changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur.  In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Foreign Securities

The Fund may invest in foreign securities, including direct investments in securities of foreign issuers that are traded on a U.S. securities exchange or over the counter and investments in depository receipts (such as ADRs), ETFs and other closed-end investment companies that represent indirect interests in securities of foreign issuers.  The Fund is not limited in the amount of assets it may invest in such foreign securities.  These investments involve risks not associated with investments in the United States, including the risk of fluctuations in foreign currency exchange rates, unreliable and untimely information about the issuers and political and economic instability.  These risks could result in the Adviser’s misjudging the value of certain securities or in a significant loss in the value of those securities.

The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks.  In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States.  As an alternative to holding foreign traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts as described below, which evidence ownership in underlying foreign securities, and ETFs as described below).

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company.  Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies.  There is generally less government supervision and regulation of securities exchanges, broker dealers and listed companies than in the United States.  Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required.  In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries.  Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.  Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

The Fund may purchase ADRs, IDRs and global depository receipts (“GDRs”) which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies.  However, such depository receipts continue to be subject to many of the risks associated with investing directly in foreign securities.  These risks include foreign exchange risk as well as the political and economic risks associated with the underlying issuer’s country.  ADRs, IDRs and GDRs may be sponsored or unsponsored.  Unsponsored receipts are established without the participation of the issuer.  Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.  Less information is normally available on unsponsored receipts.

Dividends paid on foreign securities may not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code.  As a result, there can be no assurance as to what portion of the Fund’s distributions attributable to foreign securities will be designated as qualified dividend income.  See “Federal Income Tax Matters.”

Preferred Stocks

The Fund may invest in preferred stocks.  Preferred stock, like common stock, represents an equity ownership in an issuer.  Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer.  Unlike common stock, preferred stock does not usually have voting rights.  Preferred stock in some instances is convertible into common stock.  Although they are equity securities, preferred stocks have characteristics of both debt and common stock.  Like debt, their promised income is contractually fixed.  Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments.  Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Distributions on preferred stock must be declared by the Board of Trustees and may be subject to deferral, and thus they may not be automatically payable.  Income payments on preferred stocks may be cumulative, causing dividends and distributions to accrue even if not declared by the company’s board or otherwise made payable, or they may be non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although the Adviser would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the lower rates applicable to certain dividends.

Because the claim on an issuer’s earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Other Closed-End Investment Companies

The Fund may invest without limitation in other closed-end investment companies, provided that the Fund limits its investment in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.  There can be no assurance that the investment objective of any investment company in which the Fund invests will be achieved.  Closed-end investment companies are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the closed-end investment company, will bear its pro rata portion of the closed-end investment company’s expenses, including advisory fees.  These expenses are in addition to the direct expenses of the Fund’s own operations.

Exchange-Traded Funds

The Fund may invest in certain exchange-traded funds (“ETFs”), which are investment companies that aim to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively managed and their shares are traded on a national exchange. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Other Securities

Although it has no current intention do so to any material extent, the Adviser may determine to invest the Fund’s assets in some or all of the following securities from time to time.

Corporate Bonds, Government Debt Securities and Other Debt Securities

The Fund may invest in corporate bonds, debentures and other debt securities. Debt securities in which the Fund may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are “perpetual” in that they have no maturity date.

The Fund will invest in government debt securities, including those of emerging market issuers or of other non-U.S. issuers. These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (b) debt obligations of supranational entities. Government debt securities include: debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics issued by the above noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union. The Fund may also invest in securities denominated in currencies of emerging market countries. Emerging market debt securities generally are rated in the lower rating categories of recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities. A non-U.S. issuer of debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited resources in the event of a default. Some of these risks do not apply to issuers in large, more developed countries. These risks are more pronounced in investments in issuers in emerging markets or if the Fund invests significantly in one country.

The Fund will not invest directly in debt securities rated below investment grade (i.e., securities rated lower than “Baa” by Moody’s or lower than “BBB” by S&P), or their equivalent as determined by the Adviser. These securities are commonly referred to as “junk bonds.”  The foregoing credit quality policy applies only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.

Convertible Securities

The Fund may invest in convertible securities.  Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period.  Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities.  The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.

The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Adviser, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective.  The Fund may also elect to hold or trade convertible securities.  In selecting convertible securities, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation.  In evaluating these matters with respect to a particular convertible security, the Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices.

Real Estate Investment Trusts

The Fund may invest in real estate investment trusts (“REITs”).  REITs are financial vehicles that pool investors’ capital to purchase or finance real estate.  The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by numerous factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increasing competition and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers.  In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital.  As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio that is comprised of REIT shares.

Dividends paid by REITs will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code.  See “Federal Income Tax Matters.”

Emerging Market Securities

The Fund may invest up to 5% of its net assets in emerging market securities, although through its investments in ETFs, other investment companies or depository receipts that invest in emerging market securities, up to 20% of the Fund’s assets may be invested indirectly in issuers located in emerging markets.  The risks of foreign investments described above apply to an even greater extent to investments in emerging markets.  The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets.  Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets.  There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations has been extremely limited.  Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years.  Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries.  Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade.  The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries in which they trade.  The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities.  In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund’s income from such securities.

In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the Fund’s investments in those countries.  In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries.  There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments.

Illiquid Securities

Illiquid securities are securities that are not readily marketable. Illiquid securities include securities that have legal or contractual restrictions on resale, and repurchase agreements maturing in more than seven days. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired or at prices approximating the value at which the Fund is carrying the securities. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. The Fund may invest up to 15% of the value of its net assets in illiquid securities. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Board of Trustees.

Rule 144A Securities

The Fund may invest in restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “1933 Act”).  Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resale by large institutional investors of securities that are not publicly traded.  The Adviser determines the liquidity of the Rule 144A securities according to guidelines adopted by the Board of Trustees.  The Board of Trustees monitors the application of those guidelines and procedures.  Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities.

Warrants

The Fund may invest in equity and index warrants of domestic and international issuers. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.  Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. The sale of a warrant results in a long or short-term capital gain or loss depending on the period for which the warrant is held.

Investment Techniques

The Fund may, but is under no obligation to, from time to time employ a variety of investment techniques, including those described below, to hedge against fluctuations in the price of portfolio securities, to earn additional income, to enhance total return or to provide a substitute for the purchase or sale of securities. Some of these techniques, such as purchases of put and call options and options on stock indices, may be used as hedges against or substitutes for investments in equity securities. The Fund’s ability to utilize any of the techniques described below may be limited by restrictions imposed on its operations in connection with obtaining and maintaining its qualification as a regulated investment company under the Code. Additionally, other factors (such as cost) may make it impractical or undesirable to use any of these investment techniques from time to time.

Options on Securities

In order to hedge against adverse market shifts and for non-hedging, speculative purposes, the Fund may utilize up to 5% of its net assets (including options on stock indices described below) to purchase put and call options on securities. The Fund may, in certain situations, augment its investment positions by purchasing call options, both on specific equity securities, as well as securities representing exposure to equity sectors or indices and fixed income indices. In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security or its equivalent covered by the option or its equivalent from the writer of the option at the stated exercise price. Under interpretations of the SEC currently in effect, which may change from time to time, a “covered” call option means that so long as the Fund is obligated as the writer of the option, it will own (1) the underlying instruments subject to the option, (2) instruments convertible or exchangeable into the instruments subject to the option or (3) a call option on the relevant instruments with an exercise price no higher than the exercise price on the call option written.

Similarly, the SEC currently requires that, to “cover” or support its obligation to purchase the underlying instruments if a put option is written by the Fund, the Fund must (1) deposit with its custodian in a segregated account liquid securities having a value at least equal to the exercise price of the underlying securities, (2) continue to own an equivalent number of puts of the same “series” (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying security) with exercise prices greater than those it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account) or (3) sell short the securities underlying the put option at the same or a higher price than the exercise price on the put option written.

The Fund will receive a premium when it writes put and call options, which increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund’s obligation as the writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to the excess of the security’s market value at the time of the option exercise over the price at which the Fund is required to sell the underlying security less the premium received for writing the option. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from leaving its underlying securities unhedged.

The Fund may purchase and write options on securities that are listed on national securities exchanges or are traded over the counter, although it expects, under normal circumstances, to effect such transactions on national securities exchanges.

As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option’s expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale transactions. In entering into a closing sale transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund’s ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund’s net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

Options on Stock Indices

The Fund may utilize up to 5% of its net assets (including options on securities) to purchase put and call options on domestic stock indices to hedge against risks of market-wide price movements affecting its net assets and to purchase call options on securities representing exposure to equity sectors or indices and fixed income indices. In addition, the Fund may write covered put and call options on stock indices. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Options on stock indices are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder’s right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund’s investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Fund’s securities investments correlate with price movements in the stock index selected. In addition, successful use by the Fund of options on stock indices will be subject to the ability of the Adviser to predict correctly changes in the relationship of the underlying index to the Fund’s portfolio holdings. No assurance can be given that the Adviser’s judgment in this respect will be correct.

When the Fund writes an option on a stock index, it will establish a segregated account with its custodian in which the Fund will deposit liquid securities in an amount equal to the market value of the option, and will maintain the account while the option is open.

Securities Lending

Although the Fund does not anticipate having any securities lending income during the current calendar year, the Fund may lend the securities that it owns to others, which would allow the Fund the opportunity to earn additional income. Although the Fund will require the borrower of the securities to post collateral for the loan in accordance with market practice and the terms of the loan will require that the Fund be able to reacquire the loaned securities if certain events occur, the Fund is still subject to the risk that the borrower of the securities may default, which could result in the Fund losing money, which would result in a decline in the Fund’s net asset value. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The right to vote the shares of the securities loaned passes to the borrower, therefore, the Fund would not have the right to vote any securities having voting rights during the existence of the loan, but could call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment. The Fund does not anticipate paying any compensation relating to the investment of the cash collateral for the loans.

Defensive Positions

During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its net assets in cash or cash equivalents. The Fund will not be pursuing its investment objective in these circumstances. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations.

Short Sales

The Fund has no current intention to engage in short sales of securities. However, if the Adviser determines to sell securities short, the Fund would incur associated expenses and risks.

RISK FACTORS

An investment in the Fund’s Shares is subject to risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. You could lose money by investing in the Fund. By itself, the Fund does not constitute a balanced investment program. You should consider carefully the following principal risks before investing in the Fund. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors, before deciding whether to invest in the Fund.

Principal Risks

Stock Market Volatility.     Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Fund is subject to the general risk that the value of its investments may decline if the stock markets perform poorly.  There is also a risk that the Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets.

Issuer Specific Changes.     Changes in the financial condition of an issuer, changes in the specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer’s securities.  Lower-quality debt securities tend to be more sensitive to these changes than higher-quality debt securities.

Other Investment Company Securities Risk.     The Fund may invest in the securities of other closed-end investment companies and in ETFs.  Investing in other investment companies and ETFs involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees.  To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities, and a Shareholder in the Fund will bear not only his proportionate share of the expenses of the Fund, but also, indirectly the expenses of the purchased investment company.  There can be no assurance that the investment objective of any investment company or ETF in which the Fund invests will be achieved.

Although the Fund currently does not intend to use financial leverage, the securities of other investment companies in which the Fund invests may be leveraged, which will subject the Fund to the risks associated with the use of leverage.  Such risks include, among other things, the likelihood of greater volatility of the net asset value and market price of such shares; the risk that fluctuations in interest rates on the borrowings of such investment companies, or in the dividend rates on preferred shares that they must pay, will cause the yield on the shares of such companies to fluctuate more than the yield generated by unleveraged shares; and the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of such shares than if such companies did not use leverage, which may result in a greater decline in the market price of such shares.

Common Stock Risk.     The Fund will invest a significant portion of its net assets in common stocks. Common stocks represent an ownership interest in a company. The Fund may also invest in securities that can be exercised for or converted into common stocks (such as convertible preferred stock). Common stocks and similar equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in the Fund may sometimes decrease instead of increase. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise for issuers. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease.  The common stocks in which the Fund will invest are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.

Emerging Markets Securities Risk.     The Fund may invest up to 20% of its net assets in securities of issuers located in “emerging markets” through its investments in ETFs, other investment companies and depository receipts and may invest up to 5% of its net assets directly in emerging market securities. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; lack of liquidity and greater price volatility due to the smaller size of the market for such securities and lower trading volume; political and social uncertainties; national policies that may restrict the Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; greater risks of expropriation, confiscatory taxation and nationalization; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices. Dividends paid by issuers in emerging market countries will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. See “Federal Income Tax Matters.”

Foreign Securities Risk.     Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: less publicly available information about companies due to less rigorous disclosure or accounting standards or regulatory practices; the impact of political, social or diplomatic events, including war; possible seizure, expropriation or nationalization of the company or its assets; possible imposition of currency exchange controls; and changes in foreign currency exchange rates.  These risks are more pronounced to the extent that the Fund invests a significant amount of its investments in companies located in one region.  These risks may be greater in emerging markets and in less developed countries. For example, prior governmental approval for foreign investments may be required in some emerging market countries, and the extent of foreign investment may be subject to limitation in other emerging countries.  With respect to risks associated with changes in foreign currency exchange rates, the Fund does not expect to engage in foreign currency hedging transactions.  See “Foreign Currency Risk”.

Market Discount From Net Asset Value.     Shares of closed-end investment companies frequently trade at a discount from their net asset value.  This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be greater for investors expecting to sell their Shares in a relatively short period following completion of the Offering. The net asset value of the Shares will be reduced immediately following the Offering as a result of the payment of certain Offering costs.  Whether investors will realize gains or losses upon the sale of the Shares will depend not upon the Fund’s net asset value but entirely upon whether the market price of the Shares at the time of sale is above or below the investor’s purchase price for the Shares. Because the market price of the Shares will be determined by factors such as relative supply of and demand for the Shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Shares will trade at, below or above net asset value.

Repurchase Agreement Risk.     The Fund could suffer a loss if the proceeds from a sale of the securities underlying a repurchase agreement to which it is a party turns out to be less than the repurchase price stated in the agreement.  In addition, repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.

Defensive Positions.     During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its net assets in cash or cash equivalents. The Fund would not be pursuing its investment objective in these circumstances and could miss favorable market developments.

Management Risk.     The Fund is subject to management risk because it is an actively managed portfolio. The Fund’s successful pursuit of its investment objective depends upon the Adviser’s ability to find and exploit market inefficiencies with respect to undervalued securities. Such situations occur infrequently and sporadically and may be difficult to predict, and may not result in a favorable pricing opportunity that allows the Adviser to fulfill the Fund’s investment objective. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. If one or more key individuals leave the employ of the Adviser, the Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.  The Adviser may also benefit from the Offering because its fee is based on the assets of the Fund, which could be perceived as a conflict of interest.

Distribution Policy Risk.     The Fund seeks to make distributions to Shareholders on a monthly basis.  Such distributions are not tied to the Fund’s investment income and capital gains and do not represent yield or investment return on the Fund’s portfolio.  To the extent that the amount distributed in cash exceeds the total net investment income of the Fund, the assets of the Fund will decline.  Accordingly, a decline in Fund assets may result in an increase in the Fund’s expense ratio.  In addition, the maintenance of the Fund’s distribution policy may cause the Fund’s assets to be less fully invested than would otherwise be the case, which could reduce the Fund’s total investment return.  The Fund may use the proceeds of the Offering to maintain the Fund’s distribution policy by providing funding for future distributions, which may constitute a return of capital to Shareholders and lower the tax basis in their Shares.  Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.  Furthermore, the Fund may need to raise additional capital in order to maintain the distribution policy.

Preferred Securities Risk.     Investment in preferred securities carries risks including credit risk, deferral risk, redemption risk, limited voting rights, risk of subordination and lack of liquidity. Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Traditional preferreds also contain provisions that allow an issuer, under certain conditions to skip (in the case of “noncumulative preferreds”) or defer (in the case of “cumulative preferreds”), dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions. Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt or common stocks. Dividends paid on preferred securities will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. See “Federal Income Tax Matters.”

Other Risks

In addition to the principal risks set forth above, the following additional risks may apply to an investment in the Fund.

Interest Rate Risk.     Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risks.     Fixed income securities rated B or below by S&Ps or Moody’s may be purchased by either Fund.  These securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Extension Risk.     The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by that Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Illiquid Securities.     The Fund may invest up to 15% of its respective net assets in illiquid securities. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A security traded in the U.S. that is not registered under the Securities Act will not be considered illiquid if Fund management determines that an adequate investment trading market exists for that security.  However, there can be no assurance that a liquid market will exist for any security at a particular time.

Foreign Currency Risk.     Although the Fund will report its net asset value and pay expenses and distributions in U.S. dollars, the Fund may invest in foreign securities denominated or quoted in currencies other than the U.S. dollar. Therefore, changes in foreign currency exchange rates will affect the U.S. dollar value of the Fund’s investment securities and net asset value. For example, even if the securities prices are unchanged on their primary foreign stock exchange, the Fund’s net asset value may change because of a change in the rate of exchange between the U.S. dollar and the trading currency of that primary foreign stock exchange. Certain currencies are more volatile than those of other countries and Fund investments related to those countries may be more affected. Generally, if a foreign currency depreciates against the dollar (i.e., if the dollar strengthens), the value of the existing investment in the securities denominated in that currency will decline. When a given currency appreciates against the dollar (i.e., if the dollar weakens), the value of the existing investment in the securities denominated in that currency will rise. Certain foreign countries may impose restrictions on the ability of foreign securities issuers to make payments of principal and interest to investors located outside of the country, due to a blockage of foreign currency exchanges or otherwise.

Convertible Securities Risk.     The value of a convertible security, including, for example, a warrant, is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

Investment in Small and Mid-Capitalization Companies.     The Fund may invest in companies with mid or small sized capital structures (generally a market capitalization of $5 billion or less). Accordingly, the Fund may be subject to the additional risks associated with investment in these companies. The market prices of the securities of such companies tend to be more volatile than those of larger companies. Further, these securities tend to trade at a lower volume than those of larger more established companies. If the Fund is heavily invested in these securities and the value of these securities suddenly declines, that Fund will be susceptible to significant losses.

Qualified Dividend Tax Risk.     No assurance can be given as to what percentage of the distributions paid on the Shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. The favorable Federal tax treatment may be adversely affected, changed or repealed by future changes in tax laws at any time and is currently scheduled to expire for tax years beginning after December 31, 2012. See “Federal Income Tax Matters”.

REIT Risk. Investments in REITs will subject the Fund to various risks. The first, real estate industry risk, is the risk that REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. The second risk is the risk that returns from REITs, which typically are small or medium capitalization stocks, will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self liquidation.

Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could drastically reduce the Fund’s yield on that investment.

REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. They are paid interest by the owners of the financed properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. See “Federal Income Tax Matters.”

The Fund’s investment in REITs may include an additional risk to Shareholders. Some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Fund’s basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Fund’s basis in such REIT, the Fund will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, Fund distributions to Shareholders may also include a nontaxable return of capital. Shareholders that receive such a distribution will also reduce their tax basis in their shares of the Fund, but not below zero. To the extent the distribution exceeds a Shareholder’s basis in the Fund shares, such Shareholder will generally recognize capital gain.

Over-the-Counter Bulletin Board Markets.     The Fund may invest in companies whose stock is trading on the over-the-counter Bulletin Board which have only a limited trading market.  A more active trading market may never develop.  The Fund may be unable to sell its investments in these companies on any particular day due to the limited trading market.

Anti-Takeover Provisions.     The Fund’s Declaration of Trust includes provisions that could have the effect of inhibiting the Fund’s possible conversion to open-end status and limiting the ability of other entities or persons to acquire control of the Fund or the Board of Trustees.  In certain circumstances, these provisions might also inhibit the ability of Shareholders to sell their Shares at a premium over prevailing market prices.

Debt Security Risk.     In addition to interest rate risk, call risk and extension risk, debt securities are also subject to the risk that they may also lose value if the issuer fails to make principal or interest payments when due, or the credit quality of the issuer falls.

Securities Lending Risk.     Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.  Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance.  Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.  The Fund retains the right to recall securities that it lends to enable it to vote such securities if it determines such vote to be material.  Despite its right to recall securities lent, there can be no guarantee that recalled securities will be received timely to enable the Fund to vote those securities.  The Fund does not anticipate having any securities lending income during the current calendar year.

Market Discount From Net Asset Value.     Shares of closed-end investment companies frequently trade at a discount from their net asset value.  This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be greater for investors expecting to sell their Shares in a relatively short period following completion of the Offering. The net asset value of the Shares will be reduced immediately following the Offering as a result of the payment of certain Offering costs.  Whether investors will realize gains or losses upon the sale of the Shares will depend not upon the Fund’s net asset value but entirely upon whether the market price of the Shares at the time of sale is above or below the investor’s purchase price for the Shares. Because the market price of the Shares will be determined by factors such as relative supply of and demand for the Shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Shares will trade at, below or above net asset value.

Portfolio Turnover Risk.     The Fund cannot predict its securities portfolio turnover rate with certain accuracy, but anticipates that its annual portfolio turnover rate will range between 50% and 150% under normal market conditions.  However, it could be materially higher under certain conditions. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and may generate short-term capital gains taxable as ordinary income.

LISTING OF SHARES

The Fund’s Shares trade on the NYSE MKT under the ticker symbol “CFP,” and are required to meet the NYSE MKT’s continued listing requirements.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser.  There are five Trustees of the Fund, one of whom is an “interested person” (as defined in the 1940 Act) of the Fund. The Trustees are responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Fund’s Adviser. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board of Trustees, are set forth under “Management” in the Statement of Additional Information.

Investment Adviser

Cornerstone Advisors, Inc., 1075 Hendersonville Road, Suite 250, Asheville, North Carolina 28803, serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser began conducting business in February, 2001 and manages two other closed-end funds with combined assets under management, together with the Fund, of approximately $282.2 million, as of March 31, 2013.  The Adviser is a North Carolina corporation organized in February 2001.

Under the general supervision of the Fund’s Board of Trustees, the Adviser carries out the investment and reinvestment of the net assets of the Fund, continuously furnishes an investment program with respect to the Fund, determines which securities should be purchased, sold or exchanged, and implements such determinations. The Adviser furnishes to the Fund investment advice and office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser compensates all Trustees and officers of the Fund who are members of the Adviser’s organization and who render investment services to the Fund, and will also compensate all other Adviser personnel who provide research and investment services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Investment Management Agreement a monthly fee computed at the annual rate of 1.00% of the average weekly net assets of the Fund. The total estimated annual expenses of the Fund are set forth in the section titled “Summary of Fund Expenses.”

The Board of Trustees annually considers the continuance of the Investment Management Agreement.  A discussion regarding the basis for the Board of Trustees’ approval in February 2012 of the continuance of the Investment Management Agreement between the Fund and the Adviser is available in the Fund’s semi-annual report to Shareholders for the six-month period ended June 30, 2012, and a discussion regarding the basis for the Board of Trustees’ approval on February 8, 2013 of the continuance of the Investment Management Agreement will be available in the Fund’s semi-annual report to Shareholders for the six-month period ended June 30, 2013.

During the last three fiscal years, the Fund paid the Adviser the following amounts as compensation:

	Fiscal Year Ended December 31,
	2012	2011	2010
Management Fees Earned	$1,008,225	$730,851	$538,817
Management Fee Paid	$1,008,225	$730,851	$538,817

Portfolio Manager

Ralph W. Bradshaw is the Fund’s portfolio manager (the “Portfolio Manager”). In addition, Mr. Bradshaw may consult with Gary Bentz, another officer of the Adviser, regarding investment decisions.  In carrying out responsibilities for the management of the Fund’s portfolio of securities, the Portfolio Manager has primary responsibility.  The Adviser may create a portfolio management team by assigning additional portfolio managers.  In cases where the team might not be in agreement with regard to an investment decision, Mr. Bradshaw has ultimate authority to decide the matter.

Administrator

AST Fund Solutions, LLC (“AFS”), 200A Executive Drive, Edgewood, NY 11717 serves as administrator to the Fund.  Under the administration agreement with the Fund, AFS is responsible for generally managing the administrative affairs of the Fund, including supervising the preparation of reports to Shareholders, reports to and filings with the SEC and materials for meetings of the Board, and is entitled to receive a monthly fee at the annual rate of 0.075% of the Fund’s average daily net assets, subject to a minimum annual fee of $50,000.

Fund Accounting Agent

Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, serves as accounting agent to the Fund.  Under the Accounting Agreement with the Fund, Ultimus is responsible for calculating the net asset value per share and maintaining the financial books and records of the Fund.  Ultimus is entitled to receive a base fee of $2,500 per month plus an asset based fee of 0.01% of the first $500 million of average daily net assets and 0.005% of such assets in excess of $500 million.

Custodian and Transfer Agent

U.S. Bank, N.A., located at 425 Walnut Street, Cincinnati, Ohio 45202, is the custodian of the Fund and maintains custody of the securities and cash of the Fund.

American Stock Transfer and Trust Co., LLC, with an address at 6201 15th Avenue, Brooklyn, New York 11219, serves as the transfer agent and dividend paying agent of the Fund.

Fund Expenses

The Adviser is obligated to pay expenses associated with providing the services contemplated by the Investment Management Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. The Fund is not obligated to pay the fees of any Trustee of the Fund who is affiliated with the Adviser.

AFS is obligated to pay expenses associated with providing the services contemplated by the Administration Agreement, including compensation of and office space for AFS’s officers and employees and administration of the Fund.  AFS is obligated to pay the fees of any Trustee of the Fund who is affiliated with AFS, if any.

The Fund pays all other expenses incurred in the operation of the Fund including, among other things, (i) expenses for legal and independent accountants’ services, (ii) costs of printing proxies, share certificates and reports to Shareholders, (iii) charges of the custodian and transfer agent in connection with the Fund’s Distribution Reinvestment Plan, (iv) fees and expenses of independent Trustees, (v) printing costs, (vi) membership fees in trade association, (vii) fidelity bond coverage for the Fund’s officers and Trustees, (viii) errors and omissions insurance for the Fund’s officers and Trustees, (ix) brokerage costs and listing fees and expenses charged by NYSE MKT, (x) taxes and (xi) other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.  The expenses incident to the Offering and issuance of Shares to be issued by the Fund will be recorded as a reduction of capital of the Fund attributable to the Shares.

The Fund’s annual operating expenses for the fiscal year ended December 31, 2012 were approximately $1,351,000.  No assurance can be given, in light of the Fund’s investment objective and policies, however, that future annual operating expenses will not be substantially more or less than this estimate.

Offering expenses relating to the Fund’s Shares, estimated at approximately $115,000, will be payable upon completion of the Offering and will be deducted from the proceeds of the Offering.

The Investment Management Agreement authorizes the Adviser to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions. Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with the Fund’s procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

DETERMINATION OF NET ASSET VALUE

The net asset value of shares of the Fund is determined weekly and on the last business day of each month, as of the close of regular trading on the NYSE MKT (normally, 4:00 p.m., Eastern time). In computing net asset value, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, securities are valued at fair value as determined by the Board of Trustees. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. Non-dollar-denominated securities are valued as of the close of the NYSE MKT at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value materially have affected the value of the securities.

Trading may take place in foreign issues held by the Fund at times when the Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund. The Fund may use a third party pricing service to assist it in determining the market value of securities in the Fund’s portfolio.  The Fund’s net asset value per Share is calculated by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities by the total number of Shares outstanding.

Readily marketable portfolio securities listed on the NYSE MKT are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE MKT on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE MKT but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on the Nasdaq Stock Market, Inc. (“NASDAQ”) are valued at the closing price. Readily marketable securities traded in the over-the counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the NASDAQ or, in the case of securities not reported by the NASDAQ or a comparable source, as the Board of Trustees deem appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities.

DISTRIBUTION POLICY

The Fund seeks to make a distribution to Shareholders each month (the “Distribution Policy”).

During recent years, the Fund’s investments made in accordance with its objective have failed to provide adequate income to meet the requirements of the Distribution Policy.  Nevertheless, the Board continues to believe that the Fund’s objective and strategy are complementary to the Fund’s commitment, through the Distribution Policy, to provide regular distributions which increase liquidity and provide flexibility to individual Shareholders.  The Adviser seeks to achieve net investment returns that exceed the amount of the Fund’s distributions, although there is no guarantee that the Adviser will be successful in this regard.

The Fund seeks to make a distribution to Shareholders each month.  These distributions are not tied to the Fund’s investment income and capital gains and do not represent yield or investment return on the Fund’s portfolio. The distribution rate may be modified by the Board of Trustees from time to time.  To the extent that distributions exceed the Fund’s current net income and net capital gains, the balance of the amounts paid out will be generated from sales of portfolio securities held by the Fund and will be distributed either as short-term or long-term capital gains or a tax-free return-of-capital.  Although return-of-capital distributions may not be taxable, such distributions may reduce a Shareholder’s cost basis in his or her Shares, and therefore may result in an increase in the amount of any taxable gain on a subsequent disposition of such Shares, even if such Shares are sold at a loss to the Shareholder’s original investment amount.  To the extent these distributions are not represented by net investment income and capital gains, they will not represent yield or investment return on the Fund’s investment portfolio.  The Fund’s final distribution for each calendar year is expected to include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year.  However, if it determines it is appropriate to do so, the Board of Trustees may elect to not distribute realized gains and to pay taxes incurred.  In general, the total distributions made in any taxable year (other than distributions of net capital gain or return of capital) would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits.  Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the Shares.  Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.  The Distribution Policy may, under certain circumstances, have adverse consequences to the Fund and the Shareholders because it may result in a return of capital resulting in less of a Shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio.  To the extent necessary to meet the amounts distributed under the Distribution Policy, portfolio securities, including those purchased with proceeds of the Offering, may be sold to the extent adequate income is not available.

Unless the registered owner of Shares elects to receive cash, all distributions declared on Shares will be automatically reinvested in additional Shares.  See “Distribution Reinvestment Plan”.

The Board may determine in the future to authorize the filing of an exemptive application with the SEC seeking an order under the 1940 Act to exempt the Fund from the requirements of Section 19(b) of the 1940 Act and Rule 19b-1 thereunder, permitting the Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of the Fund with respect to its Shares calls for periodic (for example, quarterly/monthly) distributions in an amount equal to a fixed percentage of the Fund’s average net asset value over a specified period of time or market price per Share at or about the time of distribution or pay-out of a level dollar amount.  The Board continues to monitor whether such relief is needed. In the event the Board determines to authorize the filing of such an exemptive application, there can be no assurance that the staff of the SEC will grant such relief to the Fund or, if granted, that the Board will determine to implement a managed distribution plan. No assurance can be given that the SEC will grant the exemption to the Fund.  This Offering is not contingent upon the receipt of such exemption nor upon the application for such exemption.

The level monthly dividend distribution described above would result in the payment of approximately the same amount or percentage to the Shareholders each month. These distributions will not be tied to the Fund’s investment income and capital gains and will not represent yield or investment return on the Fund’s portfolio. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources, other than net investment income. Thus, if the source of some or all of the dividend or other distribution were the original capital contribution of the Shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from the Fund is net profit.

The following table is provided to demonstrate the historical performance of the Distribution Policy.  A return-of-capital distribution does not reflect positive investment performance.  Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of its distributions or from the terms of the Distribution Policy.  The Fund’s distribution rates do not correlate to the Fund’s total return based on NAV.

Distributions Paid and NAV Returns from 2007 through 2012
Years/ Period	NAV Per Share	Average Annual Return*	Average Annual Return**	Distribution Per Share	Return-of- Capital Distribution	Capital Gains Distribution	Net Investment Income Distribution	Gross Expense Ratios
2007^	$14.10	-2.08%	-1.60%	$0.62	$0.41	$0.15	$0.06	1.42%
2008	7.16	-37.14	-31.77	2.46	2.30	--	0.16	1.32
2009	6.28	15.73	22.07	2.46	2.30	--	0.16	1.54
2010	5.90	17.38	18.47	1.54	0.40	--	1.14	1.61
2011	6.04	2.45	5.69	1.24	0.63	--	0.61	1.45
2012	5.01	21.79	19.92	1.10	0.70	--	0.40	1.34

^	For the period September 10, 2007, the date the Fund commenced investment operations, through December 31, 2007.
*	Includes the reinvestments of distributions in accordance with the operations of the Fund’s Distribution Reinvestment Plan.
**	Includes distributions received but not reinvested.

DISTRIBUTION REINVESTMENT PLAN

The Fund operates a distribution reinvestment plan (the “Plan”), sponsored and administered by American Stock Transfer and Trust Co., LLC (the “Agent”), pursuant to which the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in the Fund’s Shares.

Shareholders automatically participate in the Plan, unless and until an election is made to withdraw from the Plan on behalf of such participating Shareholder.  Shareholders who do not wish to have Distributions automatically reinvested should so notify the Agent at P.O. Box 922, Wall Street Station, New York, New York 10269-0560.  Under the Plan, Distributions to Shareholders are reinvested in full and fractional Shares as described below.

When the Fund declares a Distribution, the Agent, on the Shareholder’s behalf, will (i) receive additional authorized Shares from the Fund either newly issued or repurchased from Shareholders by the Fund and held as treasury stock (“Newly Issued Shares”) or (ii) purchase outstanding Shares on the open market, on the NYSE MKT or elsewhere, with cash allocated to it by the Fund (“Open Market Purchases”).

The method for determining the number of Newly Issued Shares received when Distributions are reinvested will be determined by dividing the amount of the Distribution either by the Fund’s last reported net asset value per share or by a price equal to the average closing price of the Fund over the five trading days preceding the payment date of the Distribution, whichever is lower.  However, if the last reported net asset value of the Fund’s Shares is higher than its market price (i.e., the Fund is selling at a discount), Shares may be acquired by the Agent in Open Market Purchases and allocated to the reinvesting Shareholders based on the average cost of such Open Market Purchases.

Whenever the Fund declares a Distribution and the last reported net asset value of the Shares is higher than its market price, the Agent will apply the amount of such Distribution payable to Plan participants in Shares (less such participant’s pro rata share of brokerage commissions incurred with respect to Open Market Purchases in connection with the reinvestment of such Distribution) to the purchase on the open market of Shares for such participant’s account.  Such purchases will be made on or after the payable date for such Distribution, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws.  The Agent may aggregate a participant’s purchases with the purchases of other participants, and the average price (including brokerage commissions) of all Shares purchased by the Agent shall be the price per share allocable to each participant.

Registered Shareholders who do not wish to have their Distributions automatically reinvested should so notify the Fund in writing.  If a Shareholder has not elected to receive cash Distributions and the Agent does not receive notice of an election to receive cash Distributions prior to the record date of any Distribution, the Shareholder will automatically receive such Distributions in additional Shares.

Participants in the Plan may withdraw from the Plan by providing written notice to the Agent at least 30 days prior to the applicable Distribution payment date.  When a participant withdraws from the Plan, or upon suspension or termination of the Plan at the sole discretion of the Fund’s Board of Trustees, certificates for whole Shares credited to such participant’s account under the Plan will, upon request, be issued. Whether or not a participant requests that certificates for whole Shares be issued, a cash payment will be made for any fraction of a Share credited to such account.

The Agent will maintain all Shareholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records.  The Agent will hold Shares in the account of the participant in non-certificated form in the name of the participant, and each Shareholder’s proxy will include those Shares purchased pursuant to the Plan.  Nevertheless, each participant has the right to receive certificates for whole Shares owned.  The Agent will distribute all proxy solicitation materials to participating Shareholders.

In the case of Shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating in the Plan, the Agent will administer the Plan on the basis of the number of Shares certified from time to time by the record Shareholder as representing the total amount of Shares registered in the Shareholder’s name and held for the account of beneficial owners participating in the Plan.

Neither the Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the Plan, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participant’s account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions.

The Fund reserves the right to amend or terminate the Plan.  There is no direct service charge to participants with regard to purchases in the Plan.

All correspondence concerning the Plan should be directed to the Agent at P.O. Box 922, Wall Street Station, New York, New York 10269-0560.  Certain transactions can be performed online at www.amstock.com or by calling the toll-free number, (866) 668-6558.

FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a Shareholder that acquires, holds and/or disposes of the Fund’s Shares, and reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

The Fund elects to be treated and intends to qualify each year for taxation as a regulated investment company (a “RIC”) under Subchapter M of the Code.  In order for the Fund to qualify as a RIC, it must meet income and asset diversification tests each year.  If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not the Shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to the Shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on RICs, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements.

The Fund intends to make monthly distributions of investment company taxable income after payment of the Fund’s operating expenses. Unless a Shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional Shares pursuant to the Fund’s distribution reinvestment plan (the “Plan”).  For U.S. federal income tax purposes, all dividends are generally taxable whether a Shareholder takes them in cash or they are reinvested pursuant to the Plan in additional Shares.  Distributions of the Fund’s investment company taxable income (including short-term capital gains) will generally be treated as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of the Fund’s net capital gains (“capital gain dividends”), if any, are taxable to Shareholders as long-term capital gains, regardless of the length of time Shares have been held by Shareholders.  Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s Shares and, after that basis has been reduced to zero, will constitute capital gains to the Shareholder (assuming the Shares are held as a capital asset).  See below for a summary of the maximum tax rates applicable to capital gains (including capital gain dividends).  A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to all of the dividends it receives from the Fund.  Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction.  There can be no assurance as to what portion of Fund dividend payments may be classified as qualifying dividends.  With respect to the monthly distributions of investment company taxable income described above, it may be the case that any such distributions would result in a return of capital to the Shareholder.  The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e., ordinary income dividends, capital gains dividends, qualifying dividends, return of capital distributions) will be made as of the end of the Fund’s taxable year.  Generally, no later than 60 days after the close of its taxable year, the Fund will provide Shareholders with a written notice designating the amount of any capital gain distributions or other distributions.  See “Distribution Policy” for a more complete description of such returns and the risks associated with them.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained.  In such case, it may designate the retained amount as undistributed capital gains in a notice to Shareholders who will be treated as if each received a distribution of such Shareholder’s pro rata share of such gain, with the result that each Shareholder will (i) be required to report such Shareholder’s pro rata share of such gain on such Shareholder’s tax return as long-term capital gain, (ii) receive a refundable tax credit for such Shareholder’s pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for such Shareholder’s Shares by an amount equal to the deemed distribution less the tax credit.

Under current law, certain income distributions paid by the Fund to individual taxpayers may be taxed at rates equal to those applicable to net long-term capital gains (generally, 20%).  This tax treatment applies only if certain holding period and other requirements are satisfied by the Shareholder with respect to its Shares, and the dividends are attributable to qualified dividends received by the Fund itself.  For this purpose, “qualified dividends” means dividends received by the Fund from certain United States corporations and certain qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations.  In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends.  While certain income distributions to Shareholders may qualify as qualified dividends, the Fund’s seeks to provide dividends regardless of whether they so qualify.  As additional special rules apply to determine whether a distribution will be a qualified dividend, investors should consult their tax advisors.  Investors should also see the “Taxes” section of the Fund’s Statement of Additional Information for more information relating to qualified dividends.

Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively, “foreign taxes”) that would reduce the return on its securities.  Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.  If more than 50% of the value of the Fund’s net assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable Shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by the Fund.  Pursuant to the election, the Fund would treat those taxes as dividends paid to Shareholders and each Shareholder (1) would be required to include in gross income, and treat as paid by such Shareholder, a proportionate share of those taxes, (2) would be required to treat such share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as such Shareholder’s own income from those sources, and, if certain conditions are met, (3) could either deduct the foreign taxes deemed paid in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against federal income tax.  The Fund will report to Shareholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

The Fund will inform Shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The Fund may invest in other RICs.  In general, the Code taxes a RIC which satisfies certain requirements as a pass-through entity by permitting a qualifying RIC to deduct dividends paid to its shareholders in computing the RIC’s taxable income.  A qualifying RIC is also generally permitted to pass through the character of certain types of its income when it makes distributions.  For example, a RIC may distribute ordinary dividends to its shareholders, capital gain dividends, or other types of dividends which effectively pass through the character of the RIC’s income to its shareholders, including the Fund.

Selling Shareholders will generally recognize gain or loss in an amount equal to the difference between the Shareholder’s adjusted tax basis in the Shares sold and the amount received. If the Shares are held as a capital asset, the gain or loss will be a capital gain or loss. Under current law, the maximum tax rate applicable to capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less or (ii) generally, 20% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain dividends). Any loss on a disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those Shares. The use of capital losses is subject to limitations. For purposes of determining whether Shares have been held for six months or less, the holding period is suspended for any periods during which the Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Shares will be disallowed to the extent those Shares are replaced by other substantially identical Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Shares (whether through the reinvestment of distributions, which could occur, for example, if the Shareholder is a participant in the Plan or otherwise). In that event, the basis of the replacement Shares will be adjusted to reflect the disallowed loss.

An investor should be aware that, if Shares are purchased shortly before the record date for any taxable dividend (including a capital gain dividend), the purchase price likely will reflect the value of the dividend and the investor then would receive a taxable distribution likely to reduce the trading value of such Shares, in effect resulting in a taxable return of some of the purchase price. Taxable distributions to individuals and certain other non-corporate Shareholders, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to “backup” federal income tax withholding currently equal to 28%.

An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual Shareholders.

If the Fund utilizes leverage through borrowing, it may be restricted by loan covenants with respect to the declaration of, and payment of, dividends in certain circumstances. Limits on the Fund’s payments of dividends may prevent the Fund from meeting the distribution requirements, described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

Section 6045B of the Code generally imposes certain reporting requirements on the Fund with respect to any organizational action that affects the tax basis of the Shares for U.S. federal income tax purposes.  The Fund has historically made returns of capital distributions (“ROC Distributions”) to certain Shareholders and, to the extent such payments continue, the Fund will generally be required to file IRS Form 8937, Report of Organizational Actions Affecting Basis of Securities (“Form 8937”), with the IRS and deliver an information statement to certain Shareholders, subject to certain exceptions.  Generally, the Fund must file Form 8937 with the IRS on or before the 45th day following the corporate action or, if earlier, January 15 of the year following the calendar year of the corporate action.  In addition, the Fund must furnish the same information to certain Shareholders on or before January 15 of the year following the calendar year of the corporate action.  However, the Fund generally would not be required to file Form 8937 or furnish this information to Shareholders provided it posts the requisite information on its primary public website by the due date for filing Form 8937 with the IRS and such information is available on its website (or any successor organization’s website) for 10 years.

As the Fund will generally not be able to determine whether a distribution during the year will be out of its earnings and profits (and, therefore, whether such distribution should be treated as a dividend or an ROC Distribution for these purposes) until the close of the tax year, the Fund does not intend to file Form 8937 until after the end of the current calendar year.  Based on the limited interpretive guidance currently available, the Fund believes that its treatment of ROC Distributions and its current intended action regarding Form 8937 continue to b consistent with the requirements of Form 8937, Section 6045B and the Treasury Regulations thereunder.  The Fund intends to utilize its best efforts to determine the tax characterization of the Fund’s distributions as soon as practicable following the close of the year and timely comply with the abovementioned Section 6045B requirements, to the extent applicable.  The Fund may be subject to substantial penalties to the extent that it fails to timely comply with its Section 6045B reporting obligations.  Each Shareholder is urged to consult its own tax advisor regarding the application of Section 6045B to its individual circumstances.

For taxable years starting on or after January 1, 2013, the 2010 Health Care Bill imposes a new 3.8% “Medicare Tax” on “net investment income” for taxpayers earning over specified amounts.  The tax is generally levied on income from interest, dividends, royalties, rents, and capital gains, but there are some exclusions and taxpayers should consult their tax advisors about the more precise definition of “net investment income” as it pertains to their particular situations.

The foregoing briefly summarizes some of the important federal income tax consequences to Shareholders of investing in Shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate, tax exempt and foreign investors. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

DESCRIPTION OF CAPITAL STRUCTURE

The Fund is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on April 26, 2007 and commenced investment operations on September 10, 2007.  The Fund holds annual meetings of the Shareholders in compliance with the requirements of the NYSE MKT.  As of March 31, 2013, the Fund had 25,139,756 Shares outstanding.

Shares of Beneficial Interest

The Declaration of Trust, which has been filed with the SEC, permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest, no par value (“Shares”). Each Share of the Fund represents an equal proportionate interest in the net assets of the Fund with each other Share in the Fund. Holders of Shares will be entitled to the payment of dividends when, as and if declared by the Board of Trustees. The Fund seeks to make a distribution each month to Shareholders. See “Distribution Policy.” Unless the registered owner of Shares elects to receive cash, all dividends declared on Shares will be automatically reinvested for Shareholders in additional Shares of the Fund. See “Distribution Reinvestment Plan.” Each whole share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining net assets of the Fund among Shareholders. The Shares are not liable to further calls or to assessment by the Fund. There are no pre-emptive rights associated with the Shares. The Declaration of Trust provides that the Fund’s Shareholders are not liable for any liabilities of the Fund. Although shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

The Fund has no present intention of offering additional Shares, except as described herein in connection with the exercise of the Rights. Other offerings of its Shares, if made, will require approval of the Board of Trustees. Any additional offering will not be sold at a price per share below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Shareholders or with the consent of a majority of the Fund’s outstanding Shares.

The Fund generally will not issue share certificates. The Fund’s Transfer Agent will maintain an account for each Shareholder upon which the registration and transfer of Shares are recorded, and transfers will be reflected by bookkeeping entry, without physical delivery. The Transfer Agent will require that a Shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

Trading and Net Asset Value Information

In the past, the Shares have traded at both a premium and at a discount in relation to NAV. Although the Shares recently have been trading at a premium above NAV, there can be no assurance that this premium will continue after the Offering or that the Shares will not again trade at a discount. Although the Fund’s Shares have typically traded at a premium to NAV during the past several years, Shares of closed-end investment companies such as the Fund frequently trade at a discount from NAV.  See “Risk Factors.” The Shares are listed and traded on the NYSE MKT.  The average weekly trading volume of the Shares on the NYSE MKT during the calendar year ended December 31, 2012 was 1,094,868 Shares.

The following table shows for the quarters indicated:  (i) the high and low sale price of the Shares on the NYSE MKT; (ii) the high and low NAV per Share; and (iii) the high and low premium or discount to NAV at which the Shares were trading (as a percentage of NAV):

Fiscal Quarter Ended	High Close	Low Close	High NAV	Low NAV	Premium/ (Discount) to High NAV	Premium/ (Discount) To Low NAV
12/31/12	$5.83	$4.93	$5.07	$4.59	16.01%	4.67%
09/30/12	5.68	5.18	5.03	4.86	13.37	5.47
06/30/12	6.82	5.25	5.06	4.71	40.16	7.51
03/31/12	6.60	5.90	5.18	4.90	29.04	16.03
12/31/11	6.89	5.65	4.88	5.30	31.22	20.24
09/30/11	7.40	6.04	5.08	5.99	30.00	20.40
06/30/11	7.85	6.83	6.03	5.65	34.37	19.03
03/31/11	8.69	7.21	5.77	5.32	56.68	27.04
12/31/10	7.50	6.77	6.03	5.73	27.65	17.75
09/30/10	7.17	6.75	5.62	5.19	33.02	20.28
06/30/10	7.85	6.39	6.22	5.22	29.89	21.20
03/31/10	9.16	6.05	6.48	5.71	41.20	13.95
12/31/09	9.56	8.89	6.58	6.09	50.15	41.72
09/30/09	10.28	8.86	6.56	5.92	69.76	42.90
06/30/09	11.71	8.00	6.81	5.98	77.26	46.84
03/31/09	10.02	6.65	7.40	5.50	61.71	2.19

Recent Rights Offering

The Fund conducted a rights offering that expired on June 22, 2012 and included terms and conditions similar to the Offering (the “2012 Offering”). Pursuant to the 2012 Offering, which was fully-subscribed, the Fund issued 8,817,593 Shares (3,558,890 Shares of which were Over-Allotment Shares) at a subscription price of $5.08 per Share, for a total offering of approximately $44.7 million.

The Fund conducted a second rights offering that expired on May 6, 2011 and included terms and conditions similar to the Offering (the “2011 Offering”). Pursuant to the 2011 Offering, which was fully-subscribed, the Fund issued 6,254,468 Shares (3,127,234 Shares of which were Over-Allotment Shares) at a subscription price of $6.49 per Share, for a total offering of approximately $40.5 million.

Except for the 2011 Offering and 2012 Offering, the Fund has not conducted any other rights offerings.

Repurchase of Shares

The Fund may, pursuant to Section 23 of the Investment Company Act, purchase Shares on the open market from time to time, at such times, and in such amounts as may be deemed advantageous to the Fund.  Nothing herein shall be considered a commitment to purchase such Shares.  The Fund had no repurchases during the year ended December 31, 2012.  No limit has been placed on the number of Shares to be repurchased by the Fund other than those imposed by federal securities laws.  All purchases will be made in accordance with federal securities laws, with Shares repurchased held in treasury, for future use by the Fund.  In determining to repurchase Shares, the Board of Trustees, in consultation with the Adviser, will consider such factors as the market price of the Shares, the net asset value of the Shares, the liquidity of the assets of the Fund, effect on the Fund’s expenses, whether such transactions would impair the Fund’s status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions, which may have a material effect on the Fund’s ability to consummate such transactions.

Preferred Shares

The Declaration of Trust authorizes the issuance of an unlimited number of shares with preference rights, including preferred shares (“preferred shares”), having no par value per share or such other amount as the Trustees may establish, in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Shareholders. The Board may issue preferred shares in the future, but has no current intention to do so.

Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any preferred shares, have an “asset coverage” of at least 200%.  Asset coverage means the ratio which the value of the total assets of the Fund, less all liability and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares. If the Fund seeks a rating of the preferred shares, asset coverage requirements, in addition to those set forth in the 1940 Act, may be imposed. The liquidation value of the preferred shares is expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid dividends thereon (on a cumulative basis), whether or not earned or declared. The terms of the preferred shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Trustees (subject to applicable law and the Fund’s Declaration of Trust) if and when it authorizes the preferred shares. The Fund may issue preferred shares that provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure, although the terms of the preferred shares may also enable the Fund to lengthen such intervals. At times, the dividend rate as redetermined on the Fund’s preferred shares may approach or exceed the Fund’s return after expenses on the investment of proceeds from the preferred shares and the Fund’s leveraged capital structure would result in a lower rate of return to Shareholders than if the Fund were not so structured. If issued, preferred shares may be viewed as adding leverage to the Fund.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to holders of Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred Shareholders would not be entitled to any further participation in any distribution of assets by the Fund.

Under the 1940 Act, if at any time dividends on the preferred shares are unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding preferred shares, voting as a class, will be allowed to elect a majority of the Fund’s Trustees until all dividends in default have been paid or declared and set apart for payment. In addition, if required by the rating agency rating the preferred shares or if the Board of Trustees determines it to be in the best interests of the Shareholders, issuance of the preferred shares may result in more restrictive provisions than required by the 1940 Act being imposed. In this regard, holders of the preferred shares may be entitled to elect a majority of the Fund’s Board of Trustees in other circumstances, for example, if one payment on the preferred shares is in arrears.

If the Fund were to issue preferred shares, it is expected that the Fund would seek a AAA/Aaa credit rating for the preferred shares from a Rating Agency. In that case, as long as preferred shares are outstanding, the composition of its portfolio would reflect guidelines established by such Rating Agency. Although, as of the date hereof, no such Rating Agency has established guidelines relating to any such preferred shares, based on previous guidelines established by such Rating Agencies for the securities of other issuers, the Fund anticipates that the guidelines with respect to the preferred shares would establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although, at this time, no assurance can be given as to the nature or extent of the guidelines, which may be imposed in connection with obtaining a rating of the preferred shares, the Fund currently anticipates that such guidelines will include asset coverage requirements, which are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its net assets in short-term, high-quality, fixed income securities and certain mandatory redemption requirements relating to the preferred shares. No assurance can be given that the guidelines actually imposed with respect to the preferred shares by such Rating Agency will be more or less restrictive than as described in this prospectus.

Anti-Takeover Provisions in the Declaration of Trust

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Trustees, and could have the effect of depriving the Fund’s Shareholders of an opportunity to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. A Trustee may be removed from office without cause, at any time by a written instrument signed or adopted by a vote of the holders of at least a majority of the Shares of the Fund that are entitled to vote in the election of such Trustee.

The Declaration of Trust provides that the Fund may not merge into another entity, or sell, lease or exchange all or substantially all of its assets without the approval of at least two-thirds of the Trustees and 50% of the affected Shareholders.

In addition, the Declaration of Trust requires the favorable vote of the holders of at least 50% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of the Fund’s outstanding shares and their affiliates or associates, unless two-thirds of the Board of Trustees have approved by resolution a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of outstanding shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding Shares of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan or pursuant to any offering in which such Principal Shareholder acquires securities that represent no greater a percentage of any class or series of securities being offered than the percentage of any class of shares beneficially owned by such Principal Shareholder immediately prior to such offering or, in the case of securities, offered in respect of another class or series, the percentage of such other class or series beneficially owned by such Principal Shareholder immediately prior to such offering); (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve month period); (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve month period); or (v) the purchase by the Fund, or any entity controlled by the Fund, of any Shares from any Principal Shareholder or any person to whom any Principal Shareholder transferred Shares.

The Board of Trustees has determined that provisions with respect to the Board of Trustees and the 50% voting requirements described above are in the best interest of the Fund’s Shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

LEGAL MATTERS

Certain legal matters in connection with the Shares will be passed upon for the Fund by Blank Rome LLP, New York, New York.

REPORTS TO SHAREHOLDERS

The Fund sends Shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements.  Tait, Weller & Baker LLP is located at 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103.

ADDITIONAL INFORMATION

The prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file No. 811-22066).  The complete Registration Statement may be obtained from the SEC at www.sec.gov.  See the cover page of this Prospectus for information about how to obtain a paper copy of the Registration Statement or Statement of Additional Information without charge.

TABLE OF CONTENTS OF

THE STATEMENT OF ADDITIONAL INFORMATION

THE FUND’S PRIVACY POLICY

FACTS	WHAT DOES CORNERSTONE PROGRESSIVE RETURN FUND (“CORNERSTONE” OR THE “FUND”), AND SERVICE PROVIDERS TO THE FUND, ON THE FUND’S BEHALF, DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we, and our service providers, on our behalf, collect and share depends on the product or service you have with us. This information can include:

•           Social Security number
•           account balances
•           account transactions
•           transaction history
•           wire transfer instructions
•           checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers ‘ personal information; the reasons the Fund, and our service providers, on our behalf, choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cornerstone share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (866) 668-6558

What we do
Who is providing this notice?	Cornerstone Progressive Return Fund (“Cornerstone” or the “Fund”)
How does the Fund, and the Fund’s service providers, on the Fund’s behalf, protect my personal information?
To protect your personal information from unauthorized access and use, we and our service providers use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

How does the Fund, and the Fund’s service providers, on the Fund’s behalf, collect my personal information?
We collect your personal information, for example, when you:

▪    open an account
▪    provide account information
▪    give us your contact information
▪    make a wire transfer

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only

▪    sharing for affiliates’ everyday business purposes – information about your creditworthiness
▪    affiliates from using your information to market to you
▪    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control.  They can be financial and nonfinancial companies.

▪    Cornerstone Advisors, Inc., Cornerstone Total Return Fund, Inc. and Cornerstone Strategic Value Fund, Inc.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ▪ Cornerstone does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Cornerstone does not jointly market.

Not part of the Prospectus

Cornerstone Progressive Return Fund

_____ Rights for ____ Shares of

Beneficial Interest

____________________________

PROSPECTUS

_______, 2013

____________________________

STATEMENT OF ADDITIONAL INFORMATION

____, 2013

CORNERSTONE PROGRESSIVE RETURN FUND
C/O AST FUND SOLUTIONS, LLC
200A EXECUTIVE DRIVE
EDGEWOOD, NY 11717

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. THIS SAI SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF CORNERSTONE PROGRESSIVE RETURN FUND (THE “FUND”), DATED ___, 2013 (THE “PROSPECTUS”), AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME. CAPITALIZED TERMS USED BUT NOT DEFINED IN THIS SAI HAVE THE MEANINGS GIVEN TO THEM IN THE PROSPECTUS.

A COPY OF THE PROSPECTUS MAY BE OBTAINED WITHOUT CHARGE BY CALLING THE FUND TOLL-FREE AT (800) 581-4001, OR BY VISITING THE FUND’S WEBSITE AT WWW.CORNERSTONEPROGRESSIVERETURNFUND.COM.  THE REGISTRATION STATEMENT OF WHICH THE PROSPECTUS IS A PART CAN BE REVIEWED AND COPIED AT THE PUBLIC REFERENCE ROOM OF THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) AT 100 F STREET NE, WASHINGTON, D.C.  YOU MAY OBTAIN INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM BY CALLING THE SEC AT (202) 551-8090.  THE FUND’S FILINGS WITH THE SEC ARE ALSO AVAILABLE TO THE PUBLIC ON THE SEC’S WEBSITE AT WWW.SEC.GOV.  COPIES OF THESE FILINGS MAY BE OBTAINED, AFTER PAYING A DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE FOLLOWING E-MAIL ADDRESS:  PUBLICINFO@SEC.GOV, OR BY WRITING THE SEC’S PUBLIC REFERENCE SECTION, 100 F ST. NE, WASHINGTON, D.C. 20549-0102.

TABLE OF CONTENTS

PAGE

INVESTMENT RESTRICTIONS	1
MANAGEMENT	4
CODE OF ETHICS	11
PROXY VOTING PROCEDURES	12
INVESTMENT ADVISORY AND OTHER SERVICES	13
PORTFOLIO MANAGERS	14
ALLOCATION OF BROKERAGE	15
TAXES	17
FINANCIAL STATEMENTS	23
OTHER INFORMATION	23
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	23

i

FORWARD-LOOKING STATEMENTS

This SAI contains or incorporates by reference “forward-looking statements” (within the meaning of the federal securities laws) that involve risks and uncertainties. These statements describe our plans, strategies and goals and our beliefs and assumptions concerning future economic or other conditions and the outlook for the Fund, based on currently available information. In this SAI, words such as “anticipates,” “believes,” “expects,” “objectives,” “goals,” “future,” “intends,” “seeks,” “will,” “may,” “could,” “should,” and similar expressions are used in an effort to identify forward-looking statements, although some forward-looking statements may be expressed differently.

The Fund’s actual results could differ materially from those anticipated in the forward-looking statements because of various risks and uncertainties, including the factors set forth in the section headed “Risk Factors” in the Fund’s prospectus and elsewhere in the prospectus and this SAI. You should consider carefully the discussions of risks and uncertainties in the “Risk Factors” section in the prospectus. The forward-looking statements contained in this SAI are based on information available to the Fund on the date of this SAI, and the Fund assumes no obligation to update any such forward-looking statements, except as required by law.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

The following investment restrictions of the Fund are designated as fundamental policies and as such may not be changed without the approval of a majority of the Fund’s outstanding common shares.

Diversification

With respect to 75% of its total assets, the Fund may not purchase a security, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if as a result of such purchase, more than 5% of the value of that Fund’s total assets would be invested in the securities of any one issuer, or the Fund would own more than 10% of the voting securities of any one issuer.

Underwriting

The Fund will not underwrite any issue of securities except as it may be deemed an underwriter under the 1933 Act in connection with the sale of securities in accordance with its investment objective, policies and limitations.

Interests in Oil, Gas or Other Mineral Exploration or Development Programs

The Fund may not purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.

Short Sales

The Fund may not sell a security short if, as a result of such sale, the current value of securities sold short by the Fund would exceed 10% of the value of the Fund’s total assets; provided, however, if the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (i.e., short sales “against the box”), this limitation is not applicable. The Fund has no current intention to take short positions in securities. However, if the Fund does take any short positions, it will maintain sufficient segregated liquid assets to cover the short position.

Lending of Funds and Securities

To generate additional income, the Fund may lend up to 33% of its total assets. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn interest on the investment of cash collateral. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. Loans of securities are required at all times to be secured by collateral equal to at least 100% of the market value of securities on loan. However, in the event of default or bankruptcy of the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return securities, and collateral maintained by the lender is insufficient to cover the value of loaned securities, the borrower is obligated to pay the amount of the shortfall (and interest thereon) to the Fund. However, there can be no assurance the Fund can recover this amount.

Commodities

The Fund may not purchase, sell or invest in commodities, provided that this restriction shall not prohibit the Fund from purchasing and selling financial futures contracts and related options, including but not limited to, currency futures contracts.

Real Estate

The Fund may not purchase, sell or invest in real estate, but may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.

Borrowing, Senior Securities

The Fund may not issue senior securities as defined by the 1940 Act, other than preferred shares which immediately after issuance will have asset coverage of at least 200% and except that the Fund may borrow money from banks or other financial institutions for extraordinary or emergency purposes, subject to the overall limitation that total borrowings by the Fund may not exceed 10% of the value of the Fund’s total assets (measured at the time of borrowing and including the amount borrowed).

Pledging Assets

Other than as set forth above in “Lending of Funds and Securities” and except to secure permitted borrowing and to implement collateral and similar arrangements incident to permitted investment activities, the Fund may not pledge, mortgage, hypothecate or otherwise encumber its assets.

Concentration in Any One Industry

The Fund may not invest 25% or more of the value of its total assets in the securities in any single industry, provided that there shall be no limitation on the purchase of U.S. Government securities.

NON-FUNDAMENTAL POLICIES

The following policies of the Fund are non-fundamental and may be changed by the Board of Trustees without the approval of the Fund’s shareholders.  In addition, the Fund’s investment objective is a non-fundamental policy that may be changed by the Board of Trustees without the approval of the Fund’s shareholders.

Purchase of Securities on Margin

The Fund may not purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by that Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

Joint Trading

The Fund may not participate on a joint or joint and several basis in any trading account in any securities. (The “bunching” of orders for the purchase or sale of portfolio securities with the Fund’s investment adviser (the “Adviser”) or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

Investing in Securities of Other Investment Companies

The Fund may invest in securities of other investment companies. The Fund will limit its investment in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, or its affiliated persons, as a whole in accordance with the 1940 Act and applicable Federal securities laws.

Illiquid Securities

The Fund may not invest more than 15% of its net assets in illiquid securities and other securities which are not readily marketable, excluding securities eligible for resale under Rule 144A of the 1933 Act which the Trustees have determined to be liquid.

Options

The Fund may write, purchase or sell put or call options on foreign currencies, as discussed in the prospectus. The Fund may not write, purchase or sell put or call options on securities or stock indices.

Futures Contracts

The Fund may purchase financial futures contracts and related options for speculative or for “bona fide hedging” purposes, provided that aggregate initial margin deposits plus premiums paid by that Fund for open futures options positions, less the amount by which any such positions are “in-the-money,” may not exceed 5% of the Fund’s net assets. The Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the National Futures Association. Therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

If a percentage limitation set forth in an investment policy or restriction of the Fund is adhered to at the time of investment or at the time the Fund engages in a transaction, a subsequent increase or decrease in percentage resulting from a change in value of an investment or position, or a change in the net assets of the Fund, will not result in a violation of such restriction, provided, however, that the asset coverage requirement applicable to borrowings and the limitation on investment in illiquid securities shall each be maintained in the manner contemplated by applicable law.

For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.”

MANAGEMENT

The Board of Trustees of the Fund (the “Board”) has the responsibility for the overall management of the Fund, including general supervision and review of the Fund’s investment activities and its conformity with Delaware law and the policies of the Fund. The Board elects the officers of the Fund, who are responsible for administering the Fund’s day-to-day operations.

The Trustees, including the Trustees who are not interested persons of the Fund, as that term is defined in the 1940 Act (“Independent Trustees”), and executive officers of the Fund, their ages and principal occupations during the past five years are set forth below.

INDEPENDENT TRUSTEES
NAME AND ADDRESS* (BIRTHDATE)	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Glenn W. Wilcox, Sr. (Dec. 1931)	Trustee; Chairman of Audit Committee and Nominating and Corporate Governance Committee Member	Since 2007 (Until 2014)	Chairman of the Board of Tower Associates, Inc.; Chairman of the Board of Wilcox Travel Agency, Inc.; Director of Cornerstone Total Return Fund, Inc. and Cornerstone Strategic Value Fund, Inc.	3	Director of Champion Industries, Inc.
Andrew A. Strauss (Nov. 1953)	Trustee; Chairman of Nominating and Corporate Governance Committee and Audit Committee Member	Since 2007 (Until 2014)	Attorney and senior member of Strauss & Associates, P.A., Attorneys; Director of Cornerstone Total Return Fund, Inc. and Cornerstone Strategic Value Fund, Inc.	3	None

INDEPENDENT TRUSTEES
NAME AND ADDRESS* (BIRTHDATE)	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Edwin Meese III (Dec. 1931)	Trustee; Audit, Nominating and Corporate Governance Committee Member	Since 2007 (Until 2014)	Distinguished Fellow, The Heritage Foundation Washington D.C.; Distinguished Visiting Fellow at the Hoover Institution, Stanford University; Senior Adviser, Revelation L.P.; Director of Cornerstone Total Return Fund, Inc. and Cornerstone Strategic Value Fund, Inc.	3	None
Scott B. Rogers (July 1955)	Trustee; Audit, Nominating and Corporate Governance Committee Member	Since 2007 (Until 2014)	Director, Health Partners, Inc.; Chief Executive Officer, Asheville Buncombe Community Christian Ministry; and President, ABCCM Doctor’s Medical Clinic; Director of Cornerstone Total Return Fund, Inc. and Cornerstone Strategic Value Fund, Inc.	3	None
INTERESTED TRUSTEE
Ralph W. Bradshaw (Dec. 1950)***	Chairman of the Board of Trustees and President	Since 2007 (Until 2014)	President, Cornerstone Advisors Inc.; Financial Consultant; President and Director of Cornerstone Total Return Fund, Inc. and Cornerstone Strategic Value Fund, Inc.	3	None

*	The mailing address of each Trustee and officer is c/o AST Fund Solutions, LLC, 200A Executive Drive, Edgewood, NY 11717.

**
As of December 31, 2012, the Fund Complex is comprised of the Fund, Cornerstone Total Return Fund, Inc. and Cornerstone Strategic Value Fund, Inc., all of which are managed by Cornerstone Advisors, Inc.  Each of the above Trustees oversees all of the Funds in the Fund Complex.

***	Mr. Bradshaw is an “interested person” as defined in the Investment Company Act of 1940 because of his affiliation with Cornerstone Advisors, Inc.

The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of the Board’s effectiveness.  The Board determined that each of the Trustees is qualified to serve as a Trustee of the Fund based on a review of the experience, qualifications, attributes and skills of each Trustee.  In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting shareholder interests and to interact effectively with the other Trustees, the Adviser, other service providers, counsel and the independent registered accounting firm (“independent auditors”); and willingness and ability to commit the time necessary to perform the duties of a Trustee.  Each Trustee’s ability to perform his duties effectively is evidenced by his experience or achievements in the following areas: management or board experience in the investment management industry or companies or organizations in other fields, educational background and professional training; and experience as a Trustee of the Fund.  In addition, the Board values the diverse skill sets and experiences that each Trustee contributes.  The Board considers that its diversity as a whole is as a result of a combination of Trustees who are working in the private, as opposed to public, sector, those that are retired from professional work and the various perspectives that each Trustee provides as a result of his present experiences and his background.  Information discussing the specific experience, skills, attributes and qualifications of each Trustee which led to the Board’s determination that the Trustee should serve in this capacity is provided below.

Ralph W. Bradshaw.  Mr. Bradshaw is co-founder of Cornerstone Advisors, Inc. and has served as its President since its inception in 2001.  He brings over 20 years of extensive investment management experience and also serves as a director of several other closed-end funds.  Prior to founding the Adviser, he served in consulting and management capacities for registered investment advisory firms specializing in closed-end fund investments.  His experiences included developing and implementing successful trading strategies with a variety of underlying portfolios containing domestic and international equity and fixed-income investments.  In addition, he has been a financial consultant and has held managerial positions or operated small businesses in several industries.  Mr. Bradshaw holds a B.S. in Chemical Engineering and an M.B.A.  Mr. Bradshaw provides the Board with effective business judgment and an ability to interact effectively with the other Trustees, as well as with service providers, counsel and the Fund’s independent auditor.  Mr. Bradshaw commits a significant amount of time to the Fund as a Trustee, in addition to in his capacity as President of the Adviser.  The Board values his strong moral character and integrity.

Edwin Meese III.  Mr. Meese holds the Ronald Reagan Chair in Public Policy at The Heritage Foundation and is also the Chairman of The Heritage Foundation’s Center for Legal and Judicial Studies.  He is the former chairman of the governing board of George Mason University in Virginia and serves on the board of several civic and educational organizations.  Previously, Mr. Meese served as the 75th Attorney General of the United States and immediately prior to that as Counselor to the President of the United States for Ronald Reagan.  Mr. Meese provides the Board with effective business judgment and an ability to interact effectively with the other Trustees, as well as with the Adviser, other service providers, counsel and the Fund’s independent auditor.  Mr. Meese has demonstrated a willingness to commit the time necessary to serve as an effective Trustee.  The Board values his strong moral character and integrity.

Scott B. Rogers.  Reverend Rogers has been the Executive Director of a regional community ministry organization for over 30 years.  In addition to the leadership and management skills obtained through this work, he contributes a non-profit perspective and community insight to the Board’s discussions and deliberations, which provides desirable diversity.  Mr. Rogers provides the Board with effective business judgment and an ability to interact effectively with the other Trustees, as well as with the Adviser, other service providers, counsel and the Fund’s independent auditor.  Mr. Rogers has demonstrated a willingness to commit the time necessary to serve as an effective Trustee.  The Board values his strong moral character and integrity.

Andrew A. Strauss.  Mr. Strauss is an experienced attorney with a securities law background.  He currently manages a law firm specializing in estate planning, probate and estate administration.  In addition, Mr. Strauss served in an executive capacity with a large public company for over nine years.  He is a graduate of the Wharton School of the University of Pennsylvania and Georgetown University Law Center.  Mr. Strauss provides the Board with effective business judgment and an ability to interact effectively with the other Trustees, as well as with the Adviser, other service providers, counsel and the Fund’s independent auditor.  Mr. Strauss has demonstrated a willingness to commit the time necessary to serve as an effective Trustee.  The Board values his strong moral character and integrity.

Glenn W. Wilcox, Sr.  Mr. Wilcox has been a business owner for over 55 years.  He has previous business experience in the real estate development, radio and oil and gas exploration industries.  He serves on the Board of Directors and Audit Committee of another public company.  From 1996 until 2004, Mr. Wilcox was a member of the Board of Appalachian State University, and was Chairman of the Board from 2001-2003.  He has been a private investor in public equities for over 50 years.  Mr. Wilcox provides the Board with effective business judgment and an ability to interact effectively with the other Trustees, as well as with the Adviser, other service providers, counsel and the Fund’s independent auditor.  Mr. Wilcox has demonstrated a willingness to commit the time necessary to serve as an effective Trustee.  The Board values his strong moral character and integrity.

Specific details regarding each Trustee’s principal occupations during the past five years are included in the table above.  The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Trustees do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The following table sets forth, for each Trustee, the aggregate dollar range of equity securities owned of the Fund and of all Funds overseen by each Trustee in the Fund Complex as of December 31, 2012.  The information as to beneficial ownership is based on statements furnished to the Fund by each Trustee.

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
NON-INTERESTED TRUSTEES
Edwin Meese III	None	None
Scott B. Rogers	Over $100,000	Over $100,000
Andrew A. Strauss	None	None
Glenn W. Wilcox Sr.	$1-$10,000	$10,001-$50,000
INTERESTED TRUSTEE
Ralph W. Bradshaw	$50,001-$100,000	Over $100,000

EXECUTIVE OFFICERS

The Board elects the officers of the Fund annually. In addition to Mr. Bradshaw, the current principal officers of the Fund are:

NAME AND ADDRESS* (BIRTHDATE)	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Gary A. Bentz (June 1956)	Chief Compliance Officer; Secretary and Assistant Treasurer	Since 2007, 2008, 2009, respectively
Chairman and Chief Financial Officer of Cornerstone Advisors, Inc.; Financial Consultant, C.P.A.; Chief Compliance Officer, Secretary, and Assistant Treasurer of Cornerstone Strategic Value Fund, Inc.  and Cornerstone Total Return Fund, Inc.

Frank J. Maresca (Oct. 1958)	Treasurer	Since April 17, 2013
Executive Vice President of AST Fund Solutions, LLC (since February 2012), Executive Vice President of Ultimus Fund Solutions, LLC (from March 2009-February 2012) previous Executive Director, JP Morgan Chase & Co.; Previous President of Bear Stearns Funds Management Inc.; Previous Senior Managing Director of Bear Stearns & Co. Inc.; Treasurer of the Fund. and Cornerstone Progressive Return Fund (from May 2009 through February 2012)

*	The mailing address of each officer is c/o AST Fund Solutions, LLC, 200A Executive Drive, Edgewood, NY 11717.

COMPENSATION

The Fund will pay an annual fee in the amount of $15,000 to each Trustee who is not an officer or employee of the Adviser (or any affiliated company of the Adviser). All Trustees are reimbursed by the Fund for all reasonable out-of-pocket expenses incurred relating to attendance at meetings of the Board of Trustees or committee meetings.

The table set forth below includes information regarding compensation from the Fund and other funds in the Fund Complex for each of the Trustees during the year ended December 31, 2012. This information does not reflect any additional monies received for a named individual serving in any other capacity to the Fund.  Please note that the Fund has no bonus, profit sharing, pension or retirement plans, none of the officers of the Fund receive compensation from the Fund, nor does any person affiliated with the Fund receive compensation in excess of $60,000 from the Fund.

COMPENSATION TABLE

NAME OF PERSON, POSITION	AGGREGATE COMPENSATION FROM FUND	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM FUND AND FUND COMPLEX PAID TO TRUSTEES*
NON-INTERESTED TRUSTEE
Glenn W. Wilcox, Sr.	$15,000	None	None	$45,000
Andrew A. Strauss	$15,000	None	None	$45,000
Edwin Meese III	$15,000	None	None	$45,000
Scott B. Rogers	$15,000	None	None	$45,000
INTERESTED TRUSTEE
Ralph W. Bradshaw	$0	None	None	$0

*
For compensation purposes, the Fund Complex refers to the Fund, Cornerstone Total Return Fund, Inc. and Cornerstone Strategic Value Fund, Inc., all of which were managed by Cornerstone Advisors, Inc. during the year ended December 31, 2012.

TRUSTEE TRANSACTIONS WITH FUND AFFILIATES

As of December 31, 2012, neither the Independent Trustees nor members of their immediate family owned securities beneficially or of record in Cornerstone Advisors, Inc., or any affiliate thereof.  Furthermore, over the past five years, neither the Independent Trustees nor members of their immediate family have any direct or indirect interest, the value of which exceeds $120,000, in Cornerstone Advisors, Inc. or any affiliate thereof.  In addition, since the beginning of the last two fiscal years, neither the Independent Trustees nor members of their immediate family have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which Cornerstone Advisors, Inc. or any affiliate thereof, the Fund, an officer of the Fund, an investment company which the Cornerstone Advisors, Inc. advises or an officer thereof was a party.

BOARD COMPOSITION AND LEADERSHIP STRUCTURE

The Board consists of five individuals, one of whom is an Interested Trustee.  The Chairman of the Board, Mr. Bradshaw, is the Interested Trustee and is the President of the Fund, the President of the Adviser, and is the President and a director of Cornerstone Total Return Fund, Inc. and Cornerstone Strategic Value Fund, Inc.  The Board does not have a lead independent director.

The Board believes that its structure facilitates the orderly and efficient flow of information to the Trustees from the Adviser and other service providers with respect to services provided to the Fund, potential conflicts of interest that could arise from these relationships and other risks that the Fund may face.  The Board further believes that its structure allows all of the Trustees to participate in the full range of the Board’s oversight responsibilities.  The Board believes that the orderly and efficient flow of information and the ability to bring each Trustee’s talents to bear in overseeing the Fund’s operations is important, in light of the size and complexity of the Fund and the risks that the Fund faces.  The Board and its committees review their structure regularly, to help ensure that it remains appropriate as the business and operations of the Fund and the environment in which the Fund operates changes.

Currently, the Board has an Audit Committee and a Nominating and Corporate Governance Committee.  The responsibilities of each committee and its members are described below.  Each of the Trustees attended at least seventy-five (75%) percent of the four (4) meetings of the Board of Trustees and the four (4) meetings of its committees (including regularly scheduled and special meetings) held during the calendar year ended December 31, 2012.

THE AUDIT COMMITTEE

The Fund has a standing Audit Committee (the “Audit Committee”), which is comprised of Messrs. Wilcox, Meese, Rogers and Strauss, all of whom are trustees who are not interested persons of the Fund, as such term is defined in Section 2(a)(19) of the Investment Company Act.  The Audit Committee has a written charter.  The principal functions of the Audit Committee include but are not limited to, (i) the oversight of the accounting and financial reporting processes of the Fund and its internal control over financial reporting; (ii) the oversight of the quality and integrity of the Fund’s financial statements and the independent audit thereof; and (iii) the approval, prior to the engagement of, the Fund’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent registered public accounting firm.  The Audit Committee convened four (4) times during the 2012 calendar year.

The Audit Committee currently does not have an Audit Committee Financial Expert, as such term is defined in Section 407 of the Sarbanes-Oxley Act of 2002.  Rather, the Audit Committee members believe that each of their individual experiences provide the Audit Committee with sufficient experience and expertise to allow them to perform their duties as members of the Audit Committee.

THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Fund has a standing Nominating and Corporate Governance Committee (the “N&CG Committee”), which is comprised of Messrs. Wilcox, Sr., Strauss, Rogers and Meese, all of whom are Independent Trustees.  The N&CG Committee has a written charter.  In addition to its responsibility to oversee the corporate governance of the Fund, the N&CG Committee’s principal function is to identify and select qualified candidates for the Board who have exhibited strong decision making ability, substantial business experience, relevant knowledge of the investment company industry (including closed-end funds), skills or technological expertise and exemplary personal integrity and reputation.  In addition, the N&CG Committee seeks candidates that have experience and knowledge involving all of the service providers of a registered investment company.

The N&CG Committee will consider all nominees recommended by shareholders of the Fund, so long as shareholders send their recommendations in writing to the Secretary of the Fund in a manner consistent with the Fund’s Declaration of Trust. The N&CG Committee will seek candidates for the Board that have exhibited strong decision-making ability, substantial business experience, relevant knowledge, skills or technological expertise, and exemplary personal integrity and reputation. Specifically, the N&CG Committee assesses all Trustee nominees taking into account several factors, including, but not limited to, issues such as the current needs of the Board and the nominee’s: (i) integrity, honesty, and accountability; (ii) successful leadership experience and strong business acumen; (iii) forward-looking, strategic focus; (iv) collegiality; (v) independence and absence of conflicts of interests; and (vi) ability to devote necessary time to meet Trustee responsibilities. The N&CG Committee does not have a policy with regard to considering diversity when identifying candidates for election, but would expect to consider racial, gender and professional experience diversity when identifying future candidates. The N&CG Committee will ultimately recommend nominees that it believes will enhance the Board’s ability to effectively oversee, in an effective manner, the affairs and business of the Fund. The N&CG Committee will consider and evaluate shareholder-recommended candidates by applying the same criteria used to evaluate Trustee-recommended candidates. The deadline for submitting a Shareholder proposal for inclusion in the Fund’s proxy statement and proxy for the Fund’s 2013 annual meeting of shareholders pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, is November 1, 2013. Shareholders wishing to submit proposals or Trustee nominations that are to be included in such proxy statement and proxy must deliver notice to the Secretary at the principal executive offices of the Fund not later than the close of business on November 1, 2013. Shareholders are also advised to review the Fund’s Declaration of Trust, which contain additional requirements with respect to advance notice of shareholder proposals and Trustee nominations.

The N&CG Committee convened four (4) times during the 2012 calendar year.

BOARD’S ROLE IN RISK OVERSIGHT OF THE FUND

The Board oversees risk management for the Fund directly and, as to certain matters, through its Audit and N&CG Committees.  The Board exercises its oversight in this regard primarily through requesting and receiving reports from and otherwise working with the Fund’s senior officers (including the Fund’s Chief Compliance Officer), portfolio management personnel of the Adviser, the Fund’s independent auditors, legal counsel and personnel from the Fund’s other service providers.  At its regular quarterly meetings, the Board receives a report regarding risks applicable to the Fund presented by the Adviser and the Chief Compliance Officer. The Board has adopted, on behalf of the Fund, and periodically reviews with the assistance of the Fund’s Chief Compliance Officer, policies and procedures designed to address certain risks associated with the Fund’s activities.  In addition, the Adviser and the Fund’s other service providers also have adopted policies, processes and procedures designed to identify, assess and manage certain risks associated with the Fund’s activities, and the Board receives reports from service providers with respect to the operation of these policies, processes and procedures as required and/or as the Board deems appropriate.  The Board does not believe that a separate Risk Oversight Committee is necessary for effective risk oversight at this time, but intends to continuously evaluate how it assesses risk and will consider again in the future whether any changes to their current structure are prudent.

CODE OF ETHICS

The Adviser and the Fund have each adopted a Code of Ethics, pursuant to Section 204A and Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the 1940 Act, respectively.  Each Code of Ethics applies to the personal investing activities of the Trustees, officers and certain employees of the Fund or the Adviser (“Access Persons”), as applicable. Rule 17j-1 and each Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Each Code of Ethics permits Access Persons to trade securities for their own accounts, including securities that may be purchased or held by the Fund, and generally requires them to report their personal securities transactions and holdings. The Fund’s Code of Ethics is included as an exhibit to the Fund’s registration statement, which will be on file with the SEC, and available as described on the cover page of this SAI.  The Adviser’s and the Fund’s Codes of Ethics may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  The Codes of Ethics are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov, and copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING PROCEDURES

PROXY VOTING POLICIES AND PROCEDURES

The Fund provides a voice on behalf of shareholders of the Fund. The Fund views the proxy voting process as an integral part of the relationship with the Fund. The Fund has delegated its authority to vote proxies to the Adviser, subject to the supervision of the Board of Trustees.  The Adviser has entered into an arrangement with Glass, Lewis & Co., LLC. (“Glass Lewis”) whereby Glass Lewis votes all of the Fund’s portfolio companies’ proxy statements and records all of the proxy votes for compilation in the Form N-PX. The Fund believes that by engaging Glass Lewis, the Fund is in a better position to monitor corporate actions, analyze proxy proposals, make voting decisions and ensure that proxies are submitted promptly. The fundamental purpose of Glass Lewis’ Voting Policy Guidelines is to ensure that each vote will be in a manner that reflects the best interest of the Fund and its shareholders, and that maximizes the value of the Fund’s investment.

POLICIES OF THE ADVISER

The Adviser has a contractual arrangement, on behalf of the Fund, with Glass Lewis for proxy voting services related to Fund portfolio holdings. Glass Lewis provides the Fund with a set of voting policies and procedures and votes all of the Fund’s portfolio securities on behalf of the Fund in accordance with those policies. It is the Adviser’s policy to vote all proxies received by the Fund in a timely manner. Upon receiving each proxy, Glass Lewis will review the issues presented and make a decision to vote for, against or abstain on each of the issues presented in accordance with the proxy voting guidelines adopted by the Fund. Generally, the guidelines support policies, plans and structures that give quality management teams appropriate latitude to run the business in a way that is likely to maximize value for owners. Conversely, the guidelines generally oppose proposals that clearly have the effect of restricting the ability of shareholders to realize the full potential value of their investment.  With respect to shares of other investment companies, Glass Lewis will vote such shares in the same general proportion as shares held by other shareholders of that investment company.

CONFLICTS OF INTEREST

The Adviser’s duty is to vote in the best interests of the Fund’s shareholders. The Adviser believes that, by delegating authority to vote all proxies to Glass Lewis, it will avoid potential conflicts of interest between the Adviser’s interests and the Fund’s interests. However, if a potential conflict of interest does arise, Glass Lewis will take one of the following steps to resolve the conflict:

1.	If a proposal is addressed by the guidelines, Glass Lewis will vote in accordance with those guidelines; or

2.
If the Adviser believes it is in the Fund’s best interest to depart from the guidelines provided, the Adviser will disclose the conflict to the Fund and obtain its consent to the proposed vote prior to voting the securities and instruct accordingly.

MORE INFORMATION

The actual voting records relating to the Fund’s portfolio securities during the most recent 12-month period ended June 30th are available without charge by visiting the Fund’s website, www.cornerstoneprogressivereturnfund.com, or by calling toll-free (800) 581-4001.  The Fund’s reports filed with the SEC are also available on the SEC’s website at www.sec.gov.  In addition, a copy of the Fund’s proxy voting policies and procedures is available by calling toll-free (866) 668-6558, and will be sent within three business days of receipt of such request.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY SERVICES

The management of the Fund is supervised by the Board of Trustees. Cornerstone Advisors, Inc. provides investment advisory services to the Fund pursuant to an investment management agreement entered into with the Fund (an “Investment Management Agreement”).

The Adviser, located at 1075 Hendersonville Road, Suite 250, Asheville, North Carolina, 28803, is a North Carolina corporation.  It was formed in February 2001 for the purpose of providing investment advisory and management services to investment companies. Ralph W. Bradshaw, the Fund’s Chairman and President, and Gary A. Bentz, the Fund’s Chief Compliance Officer, Secretary and Assistant Treasurer, are the only shareholders of the Adviser.

Under the general supervision of the Fund’s Board of Trustees, the Adviser carries out the investment and reinvestment of the net assets of the Fund, continuously furnishes an investment program with respect to the Fund, determines which securities should be purchased, sold or exchanged, and implements such determinations. The Adviser furnishes to the Fund investment advice and office facilities, equipment and personnel for servicing the investments of the Fund.

The annual percentage rate and method used in computing the investment advisory fee of the Fund is described in the Prospectus.

The Investment Management Agreement is terminable, without penalty, on sixty days’ written notice, by a vote of the holders of a majority of the Fund’s outstanding shares of beneficial interest, by the Trustees of the Fund or by the Adviser. The Investment Management Agreement provides that it will automatically terminate in the event of its assignment. The Investment Management Agreement provides in substance that the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or of reckless disregard of its obligations thereunder.

ADMINISTRATIVE SERVICES

Under the Administration Agreement, AST Fund Solutions, LLC (“AFS”), located at 200A Executive Drive, Edgewood, NY 11717, supplies executive, administrative and regulatory services for the Fund.  Frank J. Maresca, the Fund’s Treasurer, is Executive Vice President of AFS.  AFS supervises the preparation of reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and materials for meetings of the Board of Trustees.  For these services, AFS is entitled to receive a monthly fee at the annual rate of 0.075% of the Fund’s average daily net assets, subject to a minimum annual fee of $50,000.

FUND ACCOUNTING AGREEMENT

Under the Fund Accounting Agreement, Ultimus Fund Solutions, LLC (“Ultimus”), located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, is responsible for calculating the net asset value of the shares of beneficial interest of the Fund and maintains the financial books and records of the Fund.  For the performance of these services, the Fund pays Ultimus a base fee of $2,500 per month plus an asset based fee of 0.010% of the first $500 million of average daily net assets and 0.005% of such assets in excess of $500 million.

Information regarding the Fund’s custodian, transfer agent and independent public accounting firm is contained in the Prospectus.

PORTFOLIO MANAGERS

Ralph W. Bradshaw is the portfolio manager responsible for the day-to-day management of the Fund (the “Portfolio Manager”).  In addition, Mr. Bradshaw may consult with Gary Bentz, an officer of the Adviser, regarding investment decisions.  The following table shows the number of other accounts managed by Mr. Bradshaw and the total assets in the accounts managed within various categories as of December 31, 2012.

			ADVISORY FEE BASED ON PERFORMANCE
TYPE OF ACCOUNTS	NUMBER OF ACCOUNTS	TOTAL ASSETS ($ IN MILLIONS)	NUMBER OF ACCOUNTS	TOTAL ASSETS
Registered Investment Companies	2	171.0	0	0
Other Pooled Investments	0	0	0	0
Other Accounts	0	0	0	0

CONFLICTS OF INTEREST

Conflicts of interest may arise because the Fund’s Portfolio Manager has day-to-day management responsibilities with respect to the Fund and two other accounts (i.e., Cornerstone Total Return Fund, Inc. and Cornerstone Strategic Value Fund, Inc.). These potential conflicts include:

LIMITED RESOURCES.  The Portfolio Manager cannot devote his full time and attention to the management of each of the accounts that he manages. Accordingly, the Portfolio Manager may be limited in his ability to identify investment opportunities for each of the accounts that are as attractive as might be the case if the Portfolio Manager was to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where the accounts have different investment strategies.

LIMITED INVESTMENT OPPORTUNITIES.  Other investment funds of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other investment funds simultaneously with the Fund. If transactions on behalf of more than one investment fund during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that it believes is equitable to the accounts involved, including the Fund. When two or more investment funds of the Adviser are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price. See “Allocation of Brokerage”.

DIFFERENT INVESTMENT STRATEGIES.  The accounts managed by the Portfolio Manager have differing investment strategies. If the Portfolio Manager determines that an investment opportunity may be appropriate for only some of the accounts or decides that certain of the accounts should take different positions with respect to a particular security, the Portfolio Manager may effect transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts.

SELECTION OF BROKERS.  The Portfolio Manager selects the brokers that execute securities transactions for the accounts that he supervises, including the Fund. See “Allocation of Brokerage.”

Where conflicts of interest arise between the Fund and other accounts managed by the Portfolio Manager, the Portfolio Manager will use good faith efforts so that the Fund will not be treated materially less favorably than other accounts.

COMPENSATION

The Portfolio Manager’s compensation will be made up of a fixed salary amount which is not based on the value of the assets in the Fund’s portfolio.

SECURITIES OWNED IN THE FUND BY PORTFOLIO MANAGERS

As of the date of this SAI, the Portfolio Manager owned 11,153 shares of beneficial interest of the Fund.  See “Trustee Ownership of Fund Shares.”

ALLOCATION OF BROKERAGE

Decisions regarding the placement of orders to purchase and sell investments for the Fund are made by the Adviser, subject to the supervision of the Trustees. A substantial portion of the transactions in equity securities for the Fund will occur on domestic stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States and some foreign exchanges, these commissions are negotiated. However, on many foreign stock exchanges these commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Over-the-counter transactions will generally be placed directly with a principal market maker, although the Fund may place an over-the-counter order with a broker-dealer if a better price (including commission) and execution are available.

It is anticipated that most purchase and sale transactions involving fixed income securities will be with the issuer or an underwriter or with major dealers in such securities acting as principals. Such transactions are normally effected on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter. Purchases or sales from dealers will normally reflect the spread between the bid and ask price.

The policy of the Fund regarding transactions for purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Board of Trustees of the Fund believes that a requirement always to seek the lowest commission cost could impede effective management and preclude the Fund and the Adviser from obtaining high quality brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser may rely on its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

In seeking to implement the Fund’s policies, the Adviser will place transactions with those brokers and dealers who it believes provide the most favorable prices and which are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing transactions with those brokers and dealers who also furnish research or research related services to the Fund or the Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; and appraisals or evaluations of securities. The information and services received by the Adviser from brokers and dealers may be of benefit in the management of accounts of other clients and may not in all cases benefit the Fund directly. While such services are useful and important in supplementing its own research and facilities, the Adviser believes the value of such services is not determinable and does not significantly reduce its expenses.

The Fund has adopted procedures under Rule 17a-7 of the 1940 Act to permit purchase and sales transactions to be effected between the Fund and other accounts that are managed by the Adviser. The Fund may from time to time engage in such transactions in accordance with these procedures.

Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions (including “hot” issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (ii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iii) where the Adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Fund that the benefits from the Adviser’s organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

During the fiscal years ended December 31, 2010, 2011 and 2012, the Fund paid $166,663, $181,334 and $167,151, respectively, in brokerage commissions.

TAXES

THE FOLLOWING IS A SUMMARY DISCUSSION OF THE MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES THAT MAY BE RELEVANT TO A SHAREHOLDER OF ACQUIRING, HOLDING AND DISPOSING OF SHARES OF BENEFICIAL INTEREST OF THE FUND. THIS DISCUSSION DOES NOT ADDRESS THE SPECIAL TAX RULES APPLICABLE TO CERTAIN CLASSES OF INVESTORS, SUCH AS TAX-EXEMPT ENTITIES, FOREIGN INVESTORS, INSURANCE COMPANIES AND FINANCIAL INSTITUTIONS. THIS DISCUSSION ADDRESSES ONLY U.S. FEDERAL INCOME TAX CONSEQUENCES TO U.S. SHAREHOLDERS WHO HOLD THEIR SHARES AS CAPITAL ASSETS AND DOES NOT ADDRESS ALL OF THE U.S. FEDERAL INCOME TAX CONSEQUENCES THAT MAY BE RELEVANT TO PARTICULAR SHAREHOLDERS IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. IN ADDITION, THE DISCUSSION DOES NOT ADDRESS ANY STATE, LOCAL OR FOREIGN TAX CONSEQUENCES, AND IT DOES NOT ADDRESS ANY U.S. FEDERAL TAX CONSEQUENCES OTHER THAN U.S. FEDERAL INCOME TAX CONSEQUENCES. THE DISCUSSION IS BASED UPON PRESENT PROVISIONS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), THE REGULATIONS PROMULGATED THEREUNDER, AND JUDICIAL AND ADMINISTRATIVE RULING AUTHORITIES, ALL OF WHICH ARE SUBJECT TO CHANGE OR DIFFERING INTERPRETATIONS (POSSIBLY WITH RETROACTIVE EFFECT). NO ATTEMPT IS MADE TO PRESENT A DETAILED EXPLANATION OF ALL U.S. FEDERAL INCOME TAX CONCERNS AFFECTING THE FUND AND ITS SHAREHOLDERS, AND THE DISCUSSION SET FORTH HEREIN DOES NOT CONSTITUTE TAX ADVICE. INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS TO DETERMINE THE SPECIFIC TAX CONSEQUENCES TO THEM OF INVESTING IN THE FUND, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM AND THE EFFECT OF POSSIBLE CHANGES IN TAX LAWS.

The Fund intends to elect to be treated and to qualify each year as a regulated investment company (a “RIC”) under the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) net income from interests in “qualified publicly traded partnerships” (as defined in the Code); (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer; (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more “qualified publicly traded partnerships” (as defined in the Code); and (iii) distribute at least 90% of its investment company taxable income (as defined in the Code, but without regard to the deduction for dividends paid) and 90% of its tax-exempt interest income (net of certain deductions and amortizable bond premiums) for such taxable year in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any U.S. federal income tax. For purposes of the 90% of gross income requirement described above, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to the Fund’s business of investing in stock or securities. While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of the Fund’s foreign currency gains as non-qualifying income. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to U.S. federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

In order to avoid incurring a U.S. federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98.2% of its ordinary income for such year and (ii) 98% of its capital gain net income (which is the excess of its realized capital gain over its realized capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, plus (iii) 100% of any ordinary income and capital gain net income from previous years (as previously computed) that were not paid out during such years and on which the Fund paid no U.S. federal income tax.

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. Such distributions generally will be eligible (i) for the dividends received deduction in the case of corporate shareholders and (ii) for treatment as “qualified dividends” as discussed below, in the case of individual shareholders provided certain holding period and other requirements are met, as described below. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Distributions from the Fund, except in the case of distributions of qualified dividend income or capital gain dividends, as described below, generally will be taxable to shareholders as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund.

If a shareholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Administrator invests the distribution in shares acquired on behalf of the shareholder in open-market purchases, for U.S. federal income tax purposes, the shareholder will generally be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash. If a shareholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Administrator invests the distribution in newly issued shares of the Fund, the shareholder will generally be treated as receiving a taxable distribution equal to the fair market value of the stock the shareholder receives.

Under current law, certain income distributions paid by the Fund to individual taxpayers are taxed at rates equal to those applicable to net long-term capital gains (generally, 20%). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by the Fund from certain United States corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. For these purposes, a “qualified foreign corporation” means any foreign corporation if (i) such corporation is incorporated in a possession of the United States, (ii) such corporation is eligible for benefits of a qualified comprehensive income tax treaty with the United States and which includes an exchange of information program, or (iii) the stock of such corporation with respect to which such dividend is paid is readily tradable on an established securities market in the United States. A “qualified foreign corporation” does not include any foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a “passive foreign investment company” (as defined in the Code). In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends.

A dividend will not be treated as qualified dividend income (whether received by the Fund or paid by the Fund to a shareholder) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (or fewer than 91 days during the associated 181-day period in the case of certain preferred stocks), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. Distributions of income by the Fund, other than qualified dividend income and Capital Gains Dividends, are taxed as ordinary income, at rates currently up to 39.6% for taxpayers other than corporations.

We cannot assure you as to what percentage of the dividends paid on the shares will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains.

The Fund’s investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of the Fund’s taking certain positions in connection with ownership of such distressed securities.

Any recognized gain or income attributable to market discount on long-term debt obligations (i.e., obligations with a term of more than one year except to the extent of a portion of the discount attributable to original issue discount) purchased by the Fund is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively, “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service (the “IRS”) that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by the Fund. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by such shareholder, a proportionate share of those taxes, (2) would be required to treat such share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as such shareholder’s own income from those sources, and, if certain conditions are met, (3) could either deduct the foreign taxes deemed paid in computing taxable income or, alternatively use the foregoing information in calculating the foreign tax credit against federal income tax (but IRA accounts may not be able to use the foreign tax credit). The Fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. The rules relating to the foreign tax credit are complex. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

If the Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash and would require certain information to be furnished by the foreign corporation, which may not be provided. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments. Dividends paid by passive foreign investment companies will not qualify as qualified dividend income eligible for taxation at reduced tax rates.

If the Fund utilizes leverage through borrowing, it may be restricted by loan covenants with respect to the declaration of, and payment of, dividends in certain circumstances. Limits on the Fund’s payments of dividends may prevent the Fund from meeting the distribution requirements, described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

The sale, exchange or redemption of Fund shares may give rise to a gain or loss. Such gain or loss would generally be treated as capital gain or loss if the Fund shares are held as a capital asset. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. The maximum long-term capital gain rate applicable to individuals is 20%. Any loss realized upon the sale or exchange of Fund shares with a holding period of 6 months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such shares. The use of capital losses is subject to limitations. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other substantially identical shares (whether through the reinvestment of distributions or otherwise) within a 61-day period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will nevertheless be treated as having received such dividends in the taxable year in which the distributions were actually made.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the Internal Revenue Service as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to “backup” withholding of federal income tax arising from the Fund’s taxable dividends and other distributions as well as the gross proceeds of sales of shares, currently equal to 28%. An individual’s TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Under Treasury regulations, if a shareholder recognizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder generally must file with the IRS a disclosure statement on Form 8886 except to the extent such losses are from assets that have a qualifying basis and meet certain other requirements. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. In addition, pursuant to recently enacted legislation, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the dividends received deduction and qualified dividend income) based upon the percentage of total dividends paid out of earnings or profits to each class for the tax year. Accordingly, if the Fund issues preferred shares in the future, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the dividends received deduction and dividends derived from qualified dividend income, if any, between its shares of beneficial interest and preferred shares in proportion to the total dividends paid out of earnings or profits to each class with respect to such tax year.

STATE AND LOCAL TAXES

Shareholders should consult their own tax advisers as to the state or local tax consequences of investing in the Fund.

FINANCIAL STATEMENTS

The financial statements included in the Fund’s Annual Report for the year ended December 31, 2012, filed with the Securities and Exchange Commission on March 4, 2013 (File No. 811-22066), are incorporated by reference herein.

OTHER INFORMATION

The Fund is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on April 26, 2007.  Pursuant to the Fund’s Declaration of Trust, the Fund will indemnify, to the fullest extent permitted by Delaware law and the 1940 Act, every person who is, or has been, a Trustee or officer of the Fund against liability and all expenses reasonably incurred or paid by him in connection with a claim, action, suit or proceeding in which he is becomes involved by virtue of being a Trustee or officer of the Fund and amounts paid or incurred in settlement of such claim, action, suit or proceeding.  The Fund may also indemnify its employees and agents and make advances to them for reasonable expenses to the extent permitted by Delaware law, the 1933 Act and the 1940 Act.

The Fund’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC.  The complete Registration Statement may be obtained as described on the cover page of this SAI.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP is the independent registered public accounting firm for the Fund and provides audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the SEC.

PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial Statements (included in Part B)

Portfolio Summary as of December 31, 2012*
Summary Schedule of Investments as of December 31, 2012*
Statement of Assets and Liabilities as of December 31, 2012*
Statement of Operations for the year ended December 31, 2012*
Statement of Changes in Net Assets for the years ended December 31, 2012 and 2011*
Financial Highlights*
Notes to Financial Statements*
Report of Independent Registered Public Accounting Firm*

* Incorporated by reference to the Fund’s Annual Report on Form N-CSR for the year ended December 31, 2012, filed on March 4, 2013 (File No. 811-22066).

(2)	Exhibits

(a)(i)	Certificate of Trust(1)
(a)(ii)	Agreement and Declaration of Trust(1)
(b)	Bylaws(1)
(c)	Not applicable
(d)(i)	Form of Non-Transferable Subscription Rights Certificate(8)
(e)	Distribution Reinvestment Plan(6)
(f)	Not applicable
(g)	Investment Management Agreement between the Fund and Cornerstone Advisors, Inc.(2)
(h)(i)	Not applicable
(i)	Not applicable
(j)	Custody Agreement between the Fund and U.S. Bank National Association(5)
(k)(i)	Transfer Agent Servicing Agreement between the Fund and American Stock Transfer and Trust Company(3)
(k)(ii)	Administration Agreement
(k)(iii)	Fund Accounting Agreement(4)
(l)	Opinion and Consent of Legal Counsel(8)
(m)	Not applicable
(n)	Consent of Independent Auditor(8)
(o)	Not applicable
(p)	Not applicable
(q)	Not applicable
(r)(i)	Code of Ethics of the Fund(7)
(r)(ii) (s)	Code of Ethics of the Adviser(4) Powers of Attorney

(1)	Incorporated by reference to the Fund’s Registration Statement on Form N-2 filed on May 14, 2007 (File No. 333-142920).
(2)	Incorporated by reference to the Fund’s Registration Statement on Form N-2/A filed on August 2, 2007 (File No. 811-22066).
(3)	Incorporated by reference to the Fund’s Registration Statement on Form N-2/A filed on August 13, 2007 (File No. 811-22066).
(4)	Incorporated by reference to the Fund’s Registration Statement on Form N-2 filed on February 17, 2011 (File No. 333-172319).
(5)	Incorporated by reference to the Fund’s Registration Statement on Form N-2/A filed on March 24, 2011 (File No. 333-172319).
(6)	Incoporated by reference to the Fund’s Annual Report on Form N-CSR for the fiscal year ended December 31, 2011 filed on March 2, 2012 (File No. 811-22066).
(7)	Incorporated by reference to the Fund’s Registration Statement on Form N-2 filed on April 19, 2012 (File No. 333-180813).
(8)	To be filed by amendment.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution

The approximate expenses in connection with the offering are as follows:

Information Agent’s Fees and Expenses	$10,000
Subscription Agent’s Fees and Expenses	16,000
Auditing Fees and Expenses	1,550
Registration Fees	12,665
Legal Fees and Expenses	40,000
Printing, Typesetting, and Edgar Fees	33,000
Miscellaneous	2,000
$115,215

Item 28. Persons Controlled by or Under Common Control With Registrant

None.

Item 29. Number of Holders of Securities

Set forth below is the number of record holders as of April 12, 2013, of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Common Shares of Beneficial Interest	11

Item 30. Indemnification

Article IV of the Registrant’s Agreement and Declaration of Trust provides as follows:

4.1 No Personal Liability of Shareholders, Trustees, etc.

No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the General Corporation Law of the State of Delaware. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the affairs of the Trust, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer of the Trust, as such, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability.

4.2 Mandatory Indemnification.

(a) The Trust shall indemnify the Trustees and officers of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise (other than, except as authorized by the Trustees, as the plaintiff or complainant) or with which he may be or may have been threatened, while acting in any capacity set forth in this Section 4.2 by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (negligence in the case of Affiliated Indemnitees), or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the Trustees.

(b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither Interested Persons of the Trust nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion conclude that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the succeeding paragraph (c) below.

(c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that he is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d) The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

(e) Notwithstanding the foregoing, subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify Persons providing services to the Trust to the full extent provided by law provided that such indemnification has been approved by a majority of the Trustees.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

4.3 No Duty of Investigation; Notice in Trust Instruments, etc.

No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thingities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

4.4 Reliance on Experts, etc.

Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel or upon reports made to the Trust by any of the Trust’s officers or employees or by any adviser, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care  by the Trustees, officers or employees of the Trust, regardless of whether such counsel or other person may also be a Trustee.

Item 31. Business and Other Connections of Investment Adviser

Cornerstone Advisors, Inc. manages two other closed-end funds. A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser, and each director, executive officer or partner of the investment adviser is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in the Statement of Additional Information contained in this Registration Statement in the section entitled “Management.”

Item 32. Location of Accounts and Records

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the 1940 Act and the rules promulgated thereunder are in the possession and custody of the Registrant’s administrator, AST Fund Solutions, LLC, located at 200A Executive Drive, Edgewood, NY 11717.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.
The Registrant undertakes to suspend the offering of its Rights until the prospectus is amended if (1) subsequent to the effective date of this registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	Not applicable.

5.	The Registrant undertakes that:

(a)
for the purpose of determining any liability under the Act Securities Act of 1933, as amended the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)
for the purpose of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.
The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, its Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the city of New York, in the State of New York, on the 17th day of April, 2013.

CORNERSTONE PROGRESSIVE RETURN FUND

By:	/s/ Ralph W. Bradshaw
Name: Ralph W. Bradshaw Title: President and Chairman of the Board of Trustees (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Ralph W. Bradshaw	President and Chairman of the Board of Trustees (Principal	April 17, 2013
Ralph W. Bradshaw	Executive Officer)

/s/ Frank J. Maresca	Treasurer (Principal Financial Officer)	April 17, 2013
Frank J. Maresca

/s/ Glenn W. Wilcox, Sr.*	Trustee	April 17, 2013
Glenn W. Wilcox, Sr.

/s/ Andrew A. Strauss*	Trustee	April 17, 2013
Andrew A. Strauss

/s/ Edwin Meese III*	Trustee	April 17, 2013
Edwin Meese III

/s/ Scott B. Rogers*	Trustee	April 17, 2013
Scott B. Rogers

*By:	/s/ Ralph W. Bradshaw
Ralph W. Bradshaw,
as Attorney-In-Fact

INDEX TO EXHIBITS

Exhibit No.	Description
2(k)(ii)	Administration Agreement
2(s)	Powers of Attorney